Exhibit 4.3
       Form of Supplementary Bond Terms Notice - Class A Notes and Class B Notes









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PERPETUAL LIMITED
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ME PORTFOLIO MANAGEMENT LIMITED
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PERPETUAL TRUSTEE COMPANY LIMITED
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THE BANK OF NEW YORK
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SUPPLEMENTARY BOND
TERMS NOTICE: SMHL
GLOBAL FUND [   ]-[ ] -
CLASS A NOTES AND
CLASS B NOTES

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TABLE OF CONTENTS
lause                                                                       Page

1   FUNCTION                                                                   1

2   DEFINITIONS AND INTERPRETATION                                             1
    2.1      Definitions                                                       1
    2.2      Incorporation of Master Trust Deed Definitions                   20
    2.3      Interpretation                                                   20
    2.4      Payments                                                         20
    2.5      Acknowledgment                                                   20

3   NOTES                                                                     20
    3.1      Conditions of Notes                                              20
    3.2      Issue of Notes                                                   20
    3.3      Trustee's covenant to Noteholders and the Note Trustee           21
    3.4      Final redemption                                                 21
    3.5      Period during which interest accrues                             22
    3.6      Calculation of interest                                          22
    3.7      Aggregate receipts                                               23
    3.8      Application of Principal Repayment Pool                          23
    3.9      Repayment of Principal                                           23
    3.10     Final Maturity Date                                              23
    3.11     Reduction in Principal balance                                   24
    3.12     Cancellation on repayment                                        24
    3.13     [Payments into Euro Account]                                     24
    3.14     [Payments out of Euro Account]                                   24
    3.15     Payments into US$ Account                                        24
    3.16     Payments out of US$ Account                                      24
    3.17     Rounding of amounts                                              25
    3.18     Prescription                                                     25
    3.19     Replacement of Currency Swap                                     25
    3.20     Realised Losses on Mortgages                                     26

4   NOTES CALLABLE AT OPTION OF TRUSTEE                                       28
    4.1      Call - Class A Notes                                             28
    4.2      Tax event                                                        29
    4.3      Call - Class B Notes                                             29

5   CASH-COLLATERAL                                                           30
    5.1      Cash Collateral Account                                          30
    5.2      Initial Cash Collateral and Liquidity Notes                      30

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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    5.3      Investment of Cash Collateral                                    30
    5.4      Use of Cash Collateral                                           30
    5.5      Surplus Cash Collateral                                          31

6   DISTRIBUTION OF COLLECTIONS                                               31
    6.1      Distribution of Interest Collections                             31
    6.2      Distribution of Principal Collections                            37
    6.3      Rights of Liquidity Noteholder                                   43
    6.4      Funding Loan Redraw Facilities                                   44
    6.5      Funding Top-up Loans                                             44
    6.6      Payment of Charge Offs                                           44

7   SUBSTITUTION OF MORTGAGES                                                 44
    7.1      Purchase of Substitute Mortgages                                 44

8   NOTIFICATIONS OF CALCULATIONS                                             46

9   AMENDMENTS TO MASTER TRUST DEED                                           46

10  RATING AGENCY REQUIREMENTS                                                60
    10.1     Designated Rating Agencies                                       60
    10.2     Designated Ratings                                               60
    10.3     Minimum Rating Requirements                                      60
    10.4     Banks                                                            60
    10.5     Notifications to Designated Rating Agencies                      60
    10.6     No other Requirements                                            61
    10.7     Loan Facilities                                                  61
    10.8     Top-up Loans                                                     61

11  THRESHOLD RATE                                                            62

12  BENEFICIARIES                                                             63

13  NOTE TRUSTEE                                                              63
    13.1     Capacity                                                         63
    13.2     Exercise of rights                                               63
    13.3     Representation and warranty                                      64
    13.4     Payments                                                         64

14  SECURITY TRUST DEED                                                       64
    14.1     Compliance with Security Trust Deed                              64
    14.2     Limitation of Liability of Security Trustee                      64

15  MISCELLANEOUS                                                             64
    15.1     Banking Day                                                      64

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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    15.2     Provisions of the Master Trust Deed to apply                     64
    15.3     Limitation of Liability - Trustee                                64
    15.4     Aggregate Outstanding Principal Balance of Notes                 65
    15.5     Attorney                                                         65
    15.6     Know Your Customer                                               65
    15.7     Compliance with Regulation AB                                    65
    15.8     Direction of claims by the Manager                               70
    15.9     Direction of defence of claims                                   71
    15.10    [Details on Register conclusive]                                 71

16  PRIVACY                                                                   72

SCHEDULE 1 - SUPPLEMENTARY BOND TERMS NOTICE: SMHL GLOBAL FUND [    ]-[ ] -
LIQUIDITY NOTES                                                               75

SCHEDULE A - REPORT ON ASSESSMENT OF COMPLIANCE WITH REGULATION AB
SERVICING CRITERIA                                                            88

SCHEDULE B - SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
COMPLIANCE                                                                    89

SCHEDULE 2 - REPORT ON ASSESSMENT OF COMPLIANCE WITH REGULATION AB
SERVICING CRITERIA                                                            93

SCHEDULE 3 - SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
COMPLIANCE                                                                    94

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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           DATE  [           ]

           TO:             PERPETUAL LIMITED
                           ABN 86 000 431 827
                           as trustee of the SMHL Global Fund [    ]-[ ]
                           (TRUSTEE)

           FROM:           ME PORTFOLIO MANAGEMENT LIMITED
                           ABN 79 005 964 134
                           as manager of the SMHL Global Fund [    ]-[ ]
                           (MANAGER)

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1     FUNCTION

            This Supplementary Bond Terms Notice:

            (a) accompanies a Securitisation Fund Bond Issue Direction dated [ ], as the same may be amended from time to time, in relation to a proposed issue of Notes by the Trustee;

            (b) sets out the Supplementary Bond Terms for the classes of Notes named in the Bond Issue Direction as "Class A[ ] Notes"[,] ["Class A[ ] Notes",] ["Class A[ ] Notes"] and "Class B Notes"; and

            (c) shall be entered into the Register by the Trustee pursuant to clause 23.1(f) of the Master Trust Deed.

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2     DEFINITIONS AND INTERPRETATION

      2.1   DEFINITIONS

            In this Supplementary Bond Terms Notice (including clause 1) and in respect of the Securitisation Fund and the Master Trust Deed the following definitions apply, unless the context indicates a contrary intention:

            A$ CLASS A INTEREST AMOUNT means, for any Payment Date in relation to a Confirmation for Class A Offered Notes, the amount in Australian dollars which is calculated:

            (a) on a daily basis at the applicable rate set out in that Confirmation (being AUD-BBR-BBSW, as defined in the ISDA Definitions, as at the first day of the Interest Period ending on (but excluding) that Payment Date with a designated maturity of 90 days (or in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of that first Interest Period) plus the relevant Spread);

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            (b)   on the A$ Equivalent of the aggregate of the Invested Amount of those Class A Offered Notes as at the first day of the Interest Period ending on (but excluding) that Payment Date; and

            (c) on the basis of the actual number of days in that Interest Period and a year of 365 days.

            A$ EQUIVALENT means:

            (a) in relation to an amount denominated or to be denominated in US$, the amount converted to (and denominated in) A$ at the A$ Exchange Rate;

            (b)   [in relation to an amount denominated or to be denominated in
                  (euro), the amounts converted to (and denominated in) A$ at the A$ Exchange Rate;] or

            (c)   in relation to an amount denominated in A$, the amount of A$.

            A$ EXCHANGE RATE means, on any date:

            (a) [in respect of (euro) - the rate of exchange (set as at the commencement of the Euro Currency Swap) applicable under the Euro Currency Swap for the exchange of Euros for Dollars;] [and]

            (b) in respect of US$ - the rate of exchange (set as at the commencement of the US Currency Swap) applicable under the US Currency Swap for the exchange of United States Dollars for Dollars.

            AUTHORISED SIGNATORY means:

            (a) in relation to the Note Trustee, any duly authorised officer of the Note Trustee and any other duly authorised person of the Note Trustee;

            (b) in relation to the Principal Paying Agent, any duly authorised officer of the Principal Paying Agent and any other duly authorised person of the Principal Paying Agent; and

            (c) in relation to the Calculation Agent, any duly authorised officer of the Calculation Agent and any other duly authorised person of the Calculation Agent.

            BANK means:

            (a) for the purposes of the definition of Banking Day and the definition of US$ Account [and Euro Account]:

                  (1)   a corporation authorised under the Banking Act 1959
                        (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under any Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking;

                  (2) a person authorised under the Banking Act 1987 (UK) to carry on a deposit taking business; or

                  (3) a banking institution or trust company organised or doing business under the laws of the United States of America or any of its states; and

            (b) in any other case, a corporation authorised under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a corporation

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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                  formed or incorporated under an Act of the Parliament of an
                  Australian Jurisdiction to carry on the general business of banking.

            BANKING DAY means any day (other than a Saturday, Sunday or public holiday) on which banks are open for business in [London,] New York, Sydney and Melbourne [and which is a TARGET Settlement Day].

            BENCHMARK RATE in relation to an Interest Period means the rate expressed as a percentage per annum calculated by taking the rates appearing on the Reuters Screen page BBSW at approximately 10.10 am Sydney time on (subject to this definition) the first Banking Day of that Interest Period for each Bank so quoting (being no fewer than 5) as being the mean buying and selling rate for a bill of exchange of the type specified for the purpose of quoting on the Reuters Screen page BBSW and having a tenor closest to the term of that Interest Period, eliminating the highest and lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure upwards to 4 decimal places (or, in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Interest Period). If fewer than 5 Banks quote on the Reuters Screen page BBSW the Benchmark Rate for that Interest Period shall be calculated as above by taking the rates otherwise quoted by 5 Banks or 5 institutions otherwise authorised to quote rates on the Reuters Screen page BBSW at or about 10.10 am (Sydney time) for a bill of exchange having a tenor closest to the term of that Interest Period, on application by the Manager for such a bill of the same tenor (or, in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Interest Period). If a rate cannot be determined in accordance with the foregoing procedures, then the Benchmark Rate shall mean such rate as is specified in good faith by the Manager at or around that time on that date, having regard, to the extent possible, to comparable indices then available as to the rates otherwise bid and offered for such bills of that tenor around that time.

            BENEFICIARIES means, in relation to the Fund, the Residual Capital Unitholder and the Income Unitholder. BOND ISSUE DIRECTION means the Securitisation Fund Bond Issue Direction referred to in clause 1(a).

            BOND ISSUE DIRECTION means the Securitisation Fund Bond Issue Direction referred to in clause 1(a).

            BOOK-ENTRY NOTE means:

            (a)   a Class A[ ] Book-Entry Note; [or]

            (b)   [a Class A[ ] Book-Entry Note].

            CALCULATION AGENT has the same meaning as in the Note Trust Deed.

            CALCULATION PERIOD means a Monthly Calculation Period or a Quarterly Calculation Period.

            CARRY OVER CLASS A CHARGE OFFS means, at any Cut-Off, in relation to a Class A Note, the aggregate of Class A Charge Offs in relation to that Class A Note prior to that Cut-Off which have not been reinstated under clauses 6.1(a)(11), 6.1(a)(12), 6.1(c)(11) or
            6.1(c)(12).

            CARRY OVER CLASS B CHARGE OFFS means, at any Cut-Off, in relation to a Class B Note, the aggregate of Class B Charge Offs in relation to that Class B Note prior

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            to that Cut-Off which have not been reinstated under clauses
            6.1(a)(13) or 6.1(c)(13).

            CARRY OVER REDRAW CHARGE OFFS means, at any Cut-Off, in relation to a Redraw Funding Facility, the aggregate Redraw Charge Offs in relation to that Redraw Funding Facility prior to that Cut-Off which have not been reinstated under clauses 6.1(a)(11), 6.1(a)(12), 6.1(c)(11) or 6.1(c)(12).

            CARRY OVER TOP-UP CHARGE OFFS means, at any Cut-Off, in relation to a Top-up Funding Facility, the aggregate Top-up Charge Offs in relation to that Top-up Funding Facility prior to that Cut-Off which have not been reinstated under clauses 6.1(a)(11), 6.1(a)(12), 6.1(c)(11) or 6.1(c)(12).

            CASH COLLATERAL means, at any time, the balance of the Cash Collateral Account at that time.

            CASH COLLATERAL ACCOUNT means the ledger account established and maintained by the Manager in accordance with clause 5.

            CHARGE has the same meaning as in the Security Trust Deed.

            CHARGED PROPERTY has the same meaning as in the Security Trust Deed.

            CLASS includes each class constituted by the Class A Notes and the Class B Notes.

            CLASS A CHARGE OFFS means, in relation to a Class A Note, the amount of any reduction in the Outstanding Principal Balance of that Class A Note under clauses 3.20(a)(2)(A) and 3.20(b)(2)(A).

            CLASS A INTEREST means:

            (a)   [all Class A[ ] Interest;] [and]

            (b) all interest accrued on the Class A Offered Notes in respect of an Interest Period in accordance with clause 3.6.

            CLASS A NOTE means a Class A Offered Note [or] [a Class A[ ] Note].

            CLASS A NOTEHOLDER means a Noteholder of a Class A Note.

            CLASS A OFFERED NOTE means a Class A[ ] Note [or] [a Class A[ ]
            Note].

            CLASS A OFFERED NOTEHOLDER means a Noteholder of a Class A Offered Note.

            CLASS A OUTSTANDING PRINCIPAL BALANCE means, in relation to a Class A Note, the Outstanding Principal Balance of the Class A Note.

            CLASS A[ ] BOOK-ENTRY NOTE means a book-entry note issued or to be issued by the Trustee in registered form under clause 3.1 of the Note Trust Deed representing Class A[ ] Notes and substantially in the form of part A of schedule 1 to the Note Trust Deed.

            CLASS A[ ] DEFINITIVE NOTE means a note in definitive form (which must be in registered form) issued or to be issued in respect of any Class A[ ] Note under, and in the circumstances specified in, clause
            3.3 of the Note Trust Deed, and includes any replacement for a Class A[ ] Definitive Note issued under Condition 11.

            CLASS A[ ] NOTE means a Note issued as a Class A[ ] Note by the Trustee with the characteristics of a Class A[ ] Note under this Supplementary Bond Terms Notice and the Bond Issue Direction and includes any relevant Book-Entry Note (or any part or interest in) and any relevant Definitive Note.

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            [CLASS A[ ] BOOK ENTRY NOTE means a means a book-entry note issued or to be issued by the Trustee in registered form under clause 3.1 of the Note Trust Deed representing Class A[ ] Notes and substantially in the form of part B of schedule 1 to the Note Trust Deed.]

            [CLASS A[ ] DEFINITIVE NOTE means a note in definitive form (which must be in registered form) issued or to be issued in respect of any Class A[ ] Note under, and in the circumstances specified in, clause
            3.4 of the Note Trust Deed, and includes any replacement for a Class A[ ] Definitive Note issued under Condition 11.]

            [CLASS A[ ] NOTE means a Note issued as a Class A[ ] Note by the Trustee with the characteristics of a Class A[ ] Note under this Supplementary Bond Terms Notice and the Bond Issue Direction and includes any relevant Book-Entry Note (or any part or interest in) and any relevant Definitive Note.]

            [CLASS A[ ] INTEREST means all interest accrued on the Class A[ ] Notes in respect of an Interest Period in accordance with clause 3.6.]

            [CLASS A[ ] IRISH PAYING AGENT means AIB/BNY Fund Management (Ireland) Limited or any successor as Class A[ ] Irish Paying Agent under the Note Trust Deed.]

            [CLASS A[ ] NOTE means a Note issued as a Class A[ ] Note by the Trustee with the characteristics of a Class A[ ] Note under this Supplementary Bond Terms Notice and the Bond Issue Direction.]

            [CLASS A[ ] NOTEHOLDER means a Noteholder of a Class A[ ] Note.]

            CLASS B CHARGE OFFS means in relation to a Class B Note, the amount of any reduction in the Outstanding Principal Balance of that Class B Note under clause 3.20(a)(1) and 3.20(b)(1).

            CLASS B INTEREST means all interest accrued on the Class B Notes in respect of an Interest Period in accordance with clause 3.6.

            CLASS B NOTE means a Note issued as a Class B Note by the Trustee with the characteristics of a Class B Note under this Supplementary Bond Terms Notice and the Bond Issue Direction.

            CLASS B NOTEHOLDER means a Noteholder of a Class B Note.

            CLEARING AGENCY means:

            (a) in relation to the Class A[ ] Notes, DTC, an organisation registered as a clearing agency pursuant to Section 17A of the Exchange Act and appointed by the Manager and the Trustee to hold the Class A[ ] Notes (directly or through a Common Depository);

            (b) [in relation to the Class A[ ] Notes, Euroclear or Clearstream, Luxembourg (directly or through a Common Depository);] [and]

            (c) [in relation to the Class A[ ] Notes, Euroclear, Clearstream, Luxembourg or Austraclear.]

            CLOSING DATE means the Bond Issue Date in relation to the Notes and
            is, in relation to the Securitisation Fund, [            ] or such
            later date as may be agreed between the Trustee and the Manager.

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            COLLECTIONS means, subject to clause 3.17, in relation to each
            Calculation Period, the aggregate of all moneys received by or on behalf of the Trustee or, in respect of amounts under clause 5.4 and clause 3(b)(1) of the Payment Funding Facility, which are to be applied towards Collections, in respect of the Securitisation Fund during that Calculation Period including:

            (a) payments of interest, principal, fees and other amounts under the Loans;

            (b)   proceeds from the enforcement of the Loans;

            (c)   amounts received under the Relevant Mortgage Insurance
                  Policies;

            (d) amounts recovered from losses on Loans not previously received;

            (e) amounts received from the Mortgage Manager for breaches of representations or undertakings which have not been designated by the Manager as Suspended Moneys;

            (f) any interest income received during that Calculation Period in respect of Authorised Investments not being funds credited to the Cash Collateral Account or received under the Payment Funding Facility;

            (g) any amounts received on termination of an Interest Hedge or Currency Swap following default by the Interest Hedge Provider or a Currency Swap Provider respectively;

            (h) amounts (if any) held as collateral against default under an Interest Hedge or Currency Swap following a default by the Interest Hedge Provider or a Currency Swap Provider respectively;

            (i) with respect to a Monthly Calculation Period and in respect of which the Monthly Payment Date immediately following that Monthly Calculation Period is also a Monthly Payment Date (but not a Quarterly Payment Date), any amounts retained in the bank account for the Securitisation Fund or invested in Authorised Investments on any preceding Monthly Payment Date since the last Quarterly Payment Date (but which is not a Quarterly Payment Date) for application pursuant to clauses 6.1(a)(7) to 6.1(a)(15) inclusive on that Monthly Payment Date to each relevant party in accordance with clause 6.1(a); and

            (j) with respect to a Monthly Calculation Period and in respect of which the Monthly Payment Date immediately following that Monthly Calculation Period is also a Quarterly Payment Date, any amounts retained in the bank account for the Securitisation Fund or invested in Authorised Investments on the two immediately preceding Monthly Payment Dates for application pursuant to clauses 6.1(a)(6) to 6.1(a)(15) inclusive on that Quarterly Payment Date to each relevant party in accordance with clause 6.1(c), but excluding:

            (k) receipts (whether of an income nature or, upon sale or maturity, of a capital nature) in respect of Authorised Investments comprised in the Cash Collateral Account;

            (l) receipts which the Trustee is obliged to pay to a Relevant Mortgage Insurer under a Relevant Mortgage Insurance Policy;

            (m) receipts under any Redraw Funding Facility or Top-Up Funding Facility;

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            (n)   receipts under or arising from any drawing under any Payment
                  Funding Facility;

            (o) to the extent that the Interest Hedge Provider has not defaulted under the relevant Interest Hedge, receipts from an Interest Hedge Provider which, as a consequence of a downgrade or withdrawal of the rating of the Interest Hedge Provider by a Designated Rating Agency, have been provided to the Trustee as collateral against default by the Interest Hedge Provider under the relevant Interest Hedge;

            (p) to the extent that a Currency Swap Provider has not defaulted under the relevant Currency Swap, receipts from a Currency Swap Provider which, as a consequence of a downgrade or withdrawal of the rating of the Currency Swap Provider by a Designated Rating Agency, have been provided to the Trustee as collateral against default by the Currency Swap Provider under the relevant Currency Swap; and

            (q) receipts that have been designated by the Manager as Suspended Moneys.

            COMMISSION means the United States Securities and Exchange
            Commission.

            COMMON DEPOSITORY means:

            (a) in respect of Class A[ ] Notes, Cede & Co, as nominee for DTC, or any other common depository for any Clearing Agency in respect of the Class A[ ] Notes appointed from time to time to hold any Class A[ ] Book-Entry Note; and

            (b) [in respect of Class A[ ] Notes, The Bank of New York or its nominee, as nominee for Euroclear or Clearstream, Luxembourg, or any other common depository for any Clearing Agency in respect of the Class A[ ] Notes appointed from time to time to hold any Class A[ ] Book-Entry Note.]

            CONDITIONS means:

            (a) the Conditions for the Class A[ ] Notes in the form set out in part A of schedule 4 to the Note Trust Deed (but, so long as the Class A[ ] Notes are represented by Class A[ ] Book-Entry Notes, with the deletion of any provisions which are applicable only to the Class A[ ] Definitive Notes), as the same may from time to time be modified in accordance with this Supplementary Bond Terms Notice and the Note Trust Deed; [and]

            (b) [the Conditions for the Class A[ ] Notes in the form set out in part B of schedule 4 to the Note Trust Deed (but, so long as the Class A[ ] Notes are represented by Class A[ ] Book-Entry Notes, with the deletion of any provisions which are applicable only to the Class A[ ] Definitive Notes), as the same may from time to time be modified in accordance with this Supplementary Bond Terms Notice and the Note Trust Deed.]

            Any reference in this Supplementary Bond Terms Notice to a particular numbered Condition shall be construed accordingly.

            CONFIRMATION means, in respect of a Currency Swap, any Confirmation (as defined in the Currency Swap).

            CORPORATIONS ACT means the Corporations Act 2001 (Cth).

            CURRENCY SWAP means the US Currency Swap [and] [the Euro Currency Swap].

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            CURRENCY SWAP PROVIDER means the US Currency Swap Provider [and]
            [the Euro Currency Swap Provider].

            CUT-OFF means each Monthly Cut-Off or Quarterly Cut-Off, as the context requires.

            CUT-OFF DATE means the close of business, [                ].

            DEFINITIVE NOTE means a:

            (a)   a Class A[ ] Definitive Note; [or]

            (b)   [a Class A[ ] Definitive Note].

            DESIGNATED RATING AGENCY means, [S&P or Moody's or Fitch Ratings].

            DTC means the Depository Trust Company.

            ENCUMBRANCE means an interest or power:

            (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

            (b) created otherwise arising in or over any interest in any asset under a bill of sale, mortgage, change, lien, pledge, trust or power.

            by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes but is not limited to, any agreement to grant or create any of the above.

            [EURIBOR means, in relation to any Interest Period and any Class A[ ] Note, the rate of interest determined by the Calculation Agent as follows:

            (a) on the second Banking Day before the beginning of each Interest Period (each an Interest Determination Date), the rate "EUR-EURIBOR-Telerate" as the applicable Floating Rate Option under the ISDA Definitions being the rate applicable to any Interest Period for three-month (or, in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Interest Period) deposits in Euros which appears on the Telerate Page 248 as of 11:00 a.m., Brussels time, determined on the Interest Determination Date by the Calculation Agent;

            (b) if such rate does not appear on the Telerate Page 248, the rate for that Interest Period will be determined as if the Trustee and the Calculation Agent had specified "EUR-EURIBOR-Reference Banks" as the applicable Floating Rate Option under the ISDA Definitions. "EUR-EURIBOR-Reference Banks" means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in Euros are offered by the Reference Banks (being four major banks in the Euro-zone interbank market agreed to by the Calculation Agent and the Euro Currency Swap Provider) at approximately 11:00 a.m., Brussels time, on the Interest Determination Date to prime banks in the Euro-zone interbank market for a period of three months (or, in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Interest Period) commencing on the first day of the Interest Period and in Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal

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                                                                          page 8

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  Euro-zone office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in /the Euro-zone interbank market, selected by the Calculation Agent and the Euro Currency Swap Provider, at approximately 11:00 a.m., Brussels time, on that Interest Determination Date for loans in Euros to leading European banks for a period of three months (or, in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Interest Period) commencing on the first day of the Interest Period and in a Representative Amount;

            (c) if no such rates are available in the Euro-zone interbank market, then the rate for such Interest Period will be the most recently determined rate in accordance with this paragraph.

            In this definition of EURIBOR, Banking Day means any day which is a TARGET Settlement Day.]

            [EURO and (EURO) means the single currency introduced at the third stage of the European Economic Monetary Union pursuant to the Treaty establishing the European Community as amended.]

            [EURO ACCOUNT means, in relation to the Fund, the Euro account of the Principal Paying Agent for the Fund or any other account opened and maintained outside Australia, of the Principal Paying Agent for the Fund so long as the Principal Paying Agent is a Bank which complies with clause 10.4(a).]

            [EURO CURRENCY SWAP means the master agreement dated on or about the date of this Supplementary Bond Terms Notice between the Trustee in its capacity as trustee of the Securitisation Fund, the Manager and the Euro Currency Swap Provider, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement under which the Euro Currency Swap Provider agrees to pay certain amounts in (euro) to the Trustee or at the Trustee's direction in exchange for certain amounts in A$ or any other Hedge or similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Notes.]

            [EURO CURRENCY SWAP PROVIDER means, initially, [                ]
            and thereafter any other person who is or becomes party to a Euro Currency Swap.]

            [EURO EXCHANGE RATE means, on any date, the rate of exchange (set at the commencement of the Euro Currency Swap) applicable under the Euro Currency Swap for the exchange of Euros for Dollars.]

            EXCHANGE ACT means the United States Securities Exchange Act of
            1934.

            FINAL INTEREST PERIOD ADJUSTMENT means, in relation to the last Monthly Interest Period or the last Quarterly Interest Period, if the Outstanding Principal Balance of any Note on the due date for redemption is not zero and payment of principal due is improperly withheld or refused, the final Interest Period ends on the day on which:

            (a) the monies in respect of that Note have been received by the Note Trustee or the Principal Paying Agent and notice to that effect has been given in accordance with the relevant Condition; or

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                                                                          page 9
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            (b) the Outstanding Principal Balance of that Note has been reduced to zero provided that interest will thereafter begin to accrue from (and including) any date on which the Invested Amount of the Notes becomes greater than zero.

            FINAL MATURITY DATE means in respect of each Class the earlier of:

                  (1) for Class A Notes - [                ]; and

                  (2) for Class B Notes - [                ],

                  in each case, the date specified is subject to adjustment in accordance with the Modified Following Business Day Convention; and

            (b) the date declared by the Trustee at the direction of the Manager in accordance with clause 4.

            [FITCH RATINGS means Fitch Australia Pty Ltd.]

            HEDGE in relation to the Fund includes any Interest Hedge and each Currency Swap.

            INCOME UNITHOLDER means [Industry Funds Management (Nominees 2) Pty Limited as trustee of the Super Business Loans Unit Trust No. 1].

            INITIAL PAYMENT FUNDING FACILITY means the Payment Funding Facility dated on or about the date of this Supplementary Bond Terms Notice.

            INTEREST means Class A Interest or Class B Interest.

            INTEREST COLLECTIONS means, in relation to a Calculation Period, all Collections for that Calculation Period other than Principal Collections.

            INTEREST HEDGE means each master agreement made between the Trustee and the Manager on one hand and the Interest Hedge Provider on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement in relation to the interest rate risk arising from a Mortgage under which all or part of the interest payable is fixed.

            INTEREST HEDGE PROVIDER means, in relation to an Interest Hedge, the person who has entered into that Interest Hedge with the Trustee other than the Manager.

            INTEREST PERIOD means each Monthly Interest Period and each Quarterly Interest Period.

            INTEREST RATE means, in relation to:

            (a) a Class A[ ] Note and an Interest Period, LIBOR in relation to that Interest Period;

            (b) [a Class A[ ] Note and an Interest Period, EURIBOR in relation to that Interest Period;]

            (c) [a Class A[ ] Note and an Interest Period, the Benchmark Rate in relation to that Interest Period;]

            (d) Class B Note and an Interest Period, the Benchmark Rate in relation to that Interest Period;

            (e) a Liquidity Note and an Interest Period, the Benchmark Rate in relation to that Interest Period,

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                                                                         page 10

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            plus, in all cases, the relevant Margin for the relevant Note.

            INVESTED AMOUNT means at any time in relation to a Note, an amount equal to:

            (a)   the Original Principal Balance of the Note; minus

            (b)   all repayments of principal made in relation to the Note.

            [IRISH PAYING AGENT means AIB/BNY Fund Management (Ireland) Limited or any successor as Irish Paying Agent under the Note Trust Deed.]

            ISDA means the International Swaps and Derivatives Association, Inc. (formerly the International Swaps Dealers Association Inc).

            ISDA DEFINITIONS means the 2000 Definitions published by ISDA as amended from time to time.

            ISDA MASTER AGREEMENT means the [June 1992 Multicurrency-Cross border edition of the Master Agreement published by ISDA,] any schedule forming part of that Agreement and the relevant addenda to it.

            LEAD MANAGER means, in respect of the:

            (a)   Class A[ ] Notes - [                ];

            (b)   [Class A[ ] Notes - [                ];] [and]

            (c)   [Class A[ ] Notes - [                ]].

            LIBOR means, in relation to any Interest Period and any Class A[ ] Note, the rate of interest determined by the Calculation Agent as follows:

            (a) on the second Banking Day before the beginning of each Interest Period (each an Interest Determination Date), the rate "USD-LIBOR-BBA" as the applicable Floating Rate Option under the ISDA Definitions being the rate applicable to any Interest Period for three-month (or in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of that first Interest Period) deposits in United States Dollars which appears on the Telerate Page 3750 as of 11.00 am, London time, determined on the Interest Determination Date by the Calculation Agent;

            (b) if such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the Trustee and the Calculation Agent had specified "USD-LIBOR-Reference Banks" as the applicable Floating Rate Option under the ISDA Definitions. "USD-LIBOR-Reference Banks" means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US Dollars are offered by the Reference Banks (being four major banks in the London interbank market agreed to by the Calculation Agent and the US Currency Swap Provider) at approximately 11.00 am, London time, on the Interest Determination Date to prime banks in the London interbank market for a period of three months (or in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of that first Interest Period) commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period

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                                                                         page 11

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the Calculation Agent and the US Currency Swap Provider, at approximately 11.00 am, New York City time, on that Interest Determination Date for loans in US Dollars to leading European banks for a period of three months (or in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of that first Interest Period) commencing on the first day of the Interest Period and in a Representative Amount;

            (c) if no such rates are available in New York City, then the rate for such Interest Period will be the most recently determined rate in accordance with this paragraph.

            In this definition of LIBOR, Banking Day means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.

            LIQUIDITY NOTEHOLDER means initially, [P.T. Limited (as nominee on behalf of Perpetual Limited in its capacity as trustee of the [Superannuation Members' Home Loans Warehousing Trust 2004-1] [SMHL Origination Fund No. 3])] [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No.1], and subsequently each person who is from time to time the holder of a Liquidity Note.

            LIQUIDITY NOTES means the liquidity notes issued by the Trustee to the Liquidity Noteholder in accordance with clauses 5.2(a) and 5.2(b).

            LIQUIDITY NOTES AMOUNT means A$[     ].

            LIQUIDITY NOTES SUPPLEMENTARY BOND TERMS means the terms in respect
            of the Class named "SMHL Global Fund [   ]-[ ] - Liquidity Notes"
            set out in schedule 1.

            LOAN REDRAW FACILITY means, in relation to a Loan, any facility under which a Mortgagor may apply to redraw amounts under the Loan where the actual outstanding principal balance under the Loan is less than the scheduled principal balance of the Loan.

            LTV means, in relation to a Loan, the Outstanding Principal Balance of the Loan divided by the most recent market valuation held at the Cut-Off Date of the Land secured by the Mortgage securing that Loan.

            MANAGER means ME Portfolio Management Limited ABN 79 005 964 134.

            MARGIN means in respect of each Class:

            (a)   in respect of the Notes, up to but excluding [              ],
                  the following percentage in respect of each Class:

                  (1) Class A[ ] Notes - [ ]% per annum;

                  (2) [Class A[ ] Notes - [ ]% per annum;]

                  (3) [Class A[ Notes - [ ]% per annum;]

                  (4) Class B Notes - [ ]% per annum; [and]

                  (5) Liquidity Notes - [ ]% per annum; and

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                                                                         page 12

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            (b)   from and including [                ] the percentage per annum
                  referred to in paragraph (a) plus the following percentage in respect of each Class:

                  (1)   Class A[ ] Notes - [ ]% per annum;

                  (2)   [Class A[ ] Notes - [ ]% per annum;]

                  (3)   [Class A[ ] Notes - [ ]% per annum;]

                  (4)   Class B Notes - [ ]% per annum; [and]

                  (5)   Liquidity Notes - [ ]% per annum.

            MASTER TRUST DEED means the Master Trust Deed dated 4 July 1994 made between the Trustee and the Manager and providing for the establishment of a series of separate trusts known collectively as the Superannuation Members' Home Loans Trusts, as amended and restated from time to time.

            MODIFIED FOLLOWING BUSINESS DAY CONVENTION has the meaning given to it in the ISDA Definitions.

            MONTHLY CALCULATION PERIOD means, in relation to a Monthly Payment
            Date:

            (a)   which relates to the first Monthly Calculation Period:

                  (1) with respect to the principal under the Loans secured by Mortgages comprised in Assets of the Securitisation Fund, the period from the Cut Off Date to (and including) the first Monthly Cut Off; and

                  (2) with respect to all other amounts received or applied by the Trustee, the period from (and including) the Closing Date to (and including) the first Monthly Cut Off;

            (b) which relates to the last Monthly Calculation Period, the period from (but excluding) the preceding Monthly Cut Off to (and including) the day on which all amounts due on the Notes are redeemed in full; and

            (c) which relates to any other period, the period from (but excluding) the preceding Monthly Cut Off to (and including) the Monthly Cut-Off relating to such Monthly Payment Date.

            MONTHLY CUT-OFF means, in relation to a Monthly Payment Date, the close of business on the day which is 7 Banking Days before that Monthly Payment Date.

            MONTHLY INTEREST PERIOD means, in relation to a Monthly Payment
            Date:

            (a) which relates to the first Monthly Interest Period, the period from (and including) the Closing Date to (but excluding) the first Monthly Payment Date; and

            (b) which relates to the last Monthly Interest Period, the period from (and including) the preceding Monthly Payment Date to (but excluding) the day on which all amounts due on the Notes are redeemed in full subject to any necessary Final Interest Period Adjustment; and

            (c) which relates to any other period, the period from (and including) the preceding Monthly Payment Date to (but excluding) that Monthly Payment Date.

            MONTHLY PAYMENT DATE means the [ ]th day of each calendar month (Sydney time) after the Closing Date, with the first Monthly Payment
            Date being [                ]

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                                                                         page 13

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            and the last Monthly Payment Date being the Final Maturity Date, but, in each case if that day is not a Banking Day, the Monthly Payment Date shall be adjusted in accordance with the Modified Following Business Day Convention.

            [MOODY'S means Moody's Investors Service Pty Limited.]

            MORTGAGE TRANSFER PROPOSAL means a mortgage transfer proposal as that term is defined in the Master Trust Deed with such amendment as may be necessary to give effect to clause 7 of this deed.

            NOTE means a Bond being a Class A Note or a Class B Note referred to in this Supplementary Bond Terms Notice, and, in relation to a Class A Offered Note, includes the Conditions relating to a Class A Offered Note.

            NOTEHOLDER means, at any time, the person who:

            (a) in relation to [a Class A[ ] Note and] a Class B Note, is registered as the holder of that Note at that time;

            (b) in relation to a Definitive Note, is the registered holder of that Note at that time; or

            (c) in relation to a Note which is represented by a Book-Entry Note, unless the context requires otherwise, is noted on the Note Register as a noteholder.

            The words holder and holders shall (where appropriate) be construed accordingly.

            NOTE REGISTER means the register kept by the Note Registrar to provide for the registration and transfer of Class A Offered Notes under the Note Trust Deed.

            NOTE REGISTRAR means The Bank of New York or any successor note registrar approved in writing by the Note Trustee and appointed under the Note Trust Deed.

            NOTE TRUST DEED means the deed so entitled dated on or about the date of this Supplementary Bond Terms Notice between The Bank of New York as Note Trustee, the Principal Paying Agent, [the Irish Paying Agent,] [the Class A[ ] Irish Paying Agent,] the Calculation Agent, the Note Registrar, the Trustee, the Manager and the Security Trustee.

            NOTE TRUSTEE means The Bank of New York or any successor Note Trustee appointed under the Note Trust Deed.

            ORIGINAL LTV means, in relation to a Loan, the Original Principal Balance of the Loan and the original amount advanced under any Top-up Loan made prior to the Cut-Off divided by the most recent market valuation (for the purposes of the relevant Top-up Loan) held at the Cut-Off of the Land secured by the Mortgage securing that Loan.

            ORIGINAL PRINCIPAL BALANCE means in relation to a Note, the initial Face Value of that Note.

            OUTSTANDING PRINCIPAL BALANCE means:

            (a)   at any time in relation to a Note, an amount equal to:

                  (1)   the Original Principal Balance of the Note; minus

                  (2) all repayments of principal made in relation to that Note (other than amounts applied under clauses 6.1(a)(11), 6.1(a)(12), 6.1(a)(13), 6.1(c)(11),
                        6.1(c)(12) or 6.1(c)(13)); minus

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                                                                         page 14

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  (3) the Carry Over Class A Charge Offs or the Carry Over Class B Charge Offs (if any and as the case requires) for the Note; plus

                  (4) the amount to be applied, or available to be applied, under clauses 6.1(a)(11), 6.1(a)(12), 6.1(a)(13),
                        6.1(c)(11), 6.1(c)(12) or 6.1(c)(13) (if any and as the
                        case requires) in reinstating the Outstanding Principal Balance of the Note; and

            (b) at any time in relation to a Loan, the then outstanding principal under the Loan secured by the Mortgage.

            PAYING AGENT means, in respect of any Class A Offered Notes, any person appointed as a Paying Agent under the Note Trust Deed and includes the Principal Paying Agent [and the Irish Paying Agent].

            PAYING OFFICE in respect of any Class A Offered Notes has the same meaning as in the Note Trust Deed.

            PAYMENT DATE means each Monthly Payment Date and each Quarterly Payment Date, as the context requires.

            PAYMENT FUNDING FACILITY means any facility provided to the Trustee to enable the Trustee to support or fund payments required or to be made by the Trustee in respect of any Enhancement or Interest Hedge or as otherwise provided in that facility and in a form approved by each Designated Rating Agency.

            POOL means all of the Loans related to the Mortgages which comprise the Assets of the Securitisation Fund.

            PRINCIPAL COLLECTIONS means, in relation to a Calculation Period, the amount equal to the excess of the aggregate Unpaid Balance of the Loans secured by the Mortgages comprised in the Assets of the Fund as of the first day of that Calculation Period over the aggregate Unpaid Balance of the Loans secured by the Mortgages comprised in the Assets of the Fund as of the last day of that Calculation Period, plus in the case of the first Calculation Period only, an amount equal to:

            (a) the aggregate Original Principal Balance of the Class A Notes and Class B Notes; minus

            (b) the aggregate Unpaid Balance of the Loans secured by the Mortgages comprised in the Assets of the Fund as at the Bond Issue Date.

            PRINCIPAL ENTITLEMENT in relation to a Note for a Payment Date means the principal amount payable in respect of that Note on that Payment Date pursuant to clause 3.9.

            PRINCIPAL PAYING AGENT means The Bank of New York or any successor as Principal Paying Agent under the Note Trust Deed.

            PRINCIPAL REPAYMENT POOL means, on any Payment Date the amount required to be paid, and available for payment to, Noteholders in accordance with clause 6.2.

            QUARTERLY CALCULATION PERIOD means, in relation to a Quarterly Payment Date:

            (a)   which relates to the first Quarterly Calculation Period:

                  (1) with respect to the principal under the Loans secured by Mortgages comprised in Assets of the Securitisation Fund, the period from

--------------------------------------------------------------------------------

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        the Cut Off Date to (and including) the first Quarterly Cut Off; and

                  (2) with respect to all other amounts received or applied by the Trustee, the period from (and including) the Closing Date to (and including) the first Quarterly Cut Off;

            (b) which relates to the last Quarterly Calculation Period, the period from (but excluding) the preceding Quarterly Cut Off to (and including) the day on which all amounts due on the Notes are redeemed in full; and

            (c) which relates to any other period, the period from (but excluding) the preceding Quarterly Cut Off to (and including) the Quarterly Cut-Off relating to such Quarterly Payment Date.

            QUARTERLY CUT-OFF means, in relation to a Quarterly Payment Date, the close of business on the day which is 7 Banking Days before that Quarterly Payment Date.

            QUARTERLY INTEREST PERIOD means, in relation to a Quarterly Payment
            Date:

            (a) which relates to the first Quarterly Interest Period, the period from (and including) the Closing Date to (but excluding) the first Quarterly Payment Date; and

            (b) which relates to the last Quarterly Interest Period, the period from (and including) the preceding Quarterly Payment Date to (but excluding) the day on which all amounts due on the Notes are redeemed in full subject to any necessary Final Interest Period Adjustment; and

            (c) which relates to any other period, the period from (and including) the preceding Quarterly Payment Date to (but excluding) that Quarterly Payment Date.

            QUARTERLY PAYMENT DATE means:

            (a)   in respect of Class A[ ] Notes, the [ ]th day of each [     ],
                  [     ], [     ] and [     ] (New York time) after the Closing
                  Date;

            (b)   [in respect of Class A[ ] Notes, the [ ]th day of each [    ],
                  [     ], [     ] and [     ] (London time) after the Closing
                  Date;]

            (c)   in respect of Class B Notes, the [ ]th day of each [     ],
                  [     ], [     ], and [     ] after the Closing Date,

            with the first Quarterly Payment Date being [ ] and the last Quarterly Payment Date being the Final Maturity Date, but, in each case if that day is not a Banking Day, the Quarterly Payment Date shall be adjusted in accordance with the Modified Following Business Day Convention.

            REALISED LOSS means with respect to a Loan secured by the Mortgages comprised in the Assets of the Fund:

            (a)   the Outstanding Principal Balance of such Loan; minus

            (b) the total amount recovered and recoverable under the Relevant Mortgage Insurance Policy; plus

            (c) any damages or other amounts payable under or in respect of the Master Trust Deed, this Supplementary Bond Terms Notice or the Mortgage Origination and Management Agreement relating to such Loan.

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                                                                         page 16

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            RECEIVER has the same meaning as in the Security Trust Deed.

            REDRAW CHARGE OFF means, in relation to a Redraw Funding Facility, the amount of reduction of the Redraw Principal Outstanding under clauses 3.20(a)(2)(B) and 3.20(b)(2)(B).

            REDRAW FUNDING FACILITY means any facility provided to the Trustee to enable the Trustee to fund payments under a Loan Redraw Facility.

            REDRAW PRINCIPAL OUTSTANDING means at any time in respect of a Redraw Funding Facility, an amount equal to:

            (a) all principal drawings under the Redraw Funding Facility which have been used to fund a payment of principal under a Loan Redraw Facility; minus

            (b) all repayments of principal in respect of such principal drawing; minus

            (c) the Carry Over Redraw Charge Offs for the Redraw Funding Facility; plus

            (d) the amount to be applied or available to be applied under clauses 6.1(a)(11), 6.1(a)(14), 6.1(c)(11) and 6.1(c)(14) in repaying the Redraw Principal Outstanding under the Redraw Funding Facility.

            REGULATION AB means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100-229.1123 as may be
            amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
            staff of the Commission or as may be provided by the Commission or its staff from time to time.

            RELEVANT MORTGAGE INSURANCE POLICY means a Mortgage Insurance Policy issued to or held by the Trustee (in whole or in part) as trustee of the Securitisation Fund, or which covers Mortgages comprised in the Assets of the Securitisation Fund.

            RELEVANT MORTGAGE INSURER means a Mortgage Insurer under a Relevant Mortgage Insurance Policy.

            REQUIRED CASH COLLATERAL means, on a Monthly Payment Date, an amount equal to the higher of:

            (a) [ ]% of the aggregate Outstanding Principal Balance of the Loans secured by the Mortgages or such other amount as the Manager and the Designated Rating Agencies agree from time to time; and

            (b) [ ]% of the Total Original Principal Balance of the Notes or such other amount as the Manager and the Designated Rating Agencies agree from time to time,

            in each case disregarding payments and allocation of Realised Losses in respect of the Outstanding Principal Balance to be made on that Monthly Payment Date in accordance with clauses 3 and 6.

            RESIDUAL CAPITAL UNITHOLDER means [Industry Funds Management (Nominees 2) Pty Limited as trustee of the Super Business Loans Unit Trust No. 1.]

            [S&P means Standard and Poor's (Australia) Pty. Ltd.]

            SECURITIES ACT means the United States Securities Act of 1933, as amended.

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                                                                         page 17

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            SECURITISATION FUND or FUND means the Securitisation Fund established under the Master Trust Deed known as SMHL Global Fund
            [   ]-[ ].

            SECURITY TRUST DEED means the deed so entitled dated [             ]
            between the Trustee, the Manager, the Note Trustee and the Security Trustee.

            SERVICING CRITERIA means the "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

            SPREAD has the meaning given in[:

            (a) the Euro Currency Swap in respect of payments by the Trustee under the Euro Currency Swap; and]

            (b) the US Currency Swap in respect of payments by the trustee under the US Currency Swap.

            SUBCONTRACTOR means any vendor, subcontractor or other entity that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Loans or the Securitisation Fund under the direction or authority of the Trustee.

            SUBSTITUTE MORTGAGES means any Mortgages purchased by the Trustee pursuant to clause 7.1(c).

            SURPLUS CASH COLLATERAL means, on any Payment Date, the amount by which the Cash Collateral exceeds the Required Cash Collateral.

            SUSPENDED MONEYS has the meaning given to it in clause 7.1(b).

            SUSPENSION DATE means the date which is 120 days after the issue of the Bond Issue Confirmation Certificate (as defined in the Mortgage Origination and Management Agreement).

            SWAP PROVIDER means, in relation to a Hedge, the counterparty which enters into that arrangement with the Trustee (other than the Manager).

            [TARGET means the Trans-European Automated Real-time Gross Settlement Express Transfer system.]

            [TARGET SETTLEMENT DAY means any day on which TARGET is open.]

            TOP-UP CHARGE OFF means, in relation to a Top-up Funding Facility, the amount of the reduction of the Top-up Principal Outstanding under clauses 3.20(a)(2)(C) and 3.20(b)(2)(C).

            TOP-UP FUNDING FACILITY means any facility provided to the Trustee to enable the Trustee to fund payments under a Top-up Loan.

            TOP-UP LOAN means, in relation to a Loan, any additional amount advanced under the Loan (other than under a Loan Redraw Facility) and secured by the Mortgage securing the Loan.

            TOP-UP PRINCIPAL OUTSTANDING means at any time in respect of a Top-up Funding Facility, an amount equal to:

            (a) all principal drawings under the Top-Up Funding Facility which have been used to fund a payment under a Top-Up Loan; minus

            (b) all repayments of principal in respect of such principal drawings; minus

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            (c)   the Carry Over Top-Up Charge Offs for the Top-Up Funding
                  Facility; plus

            (d) the amount to be applied or available to be applied under clauses 6.1(a)(11), 6.1(a)(14), 6.1(c)(11) and 6.1(c)(14) in repaying the Top-up Principal Outstanding under the Top-Up Funding Facility.

            TOTAL ORIGINAL PRINCIPAL BALANCE means, as the context requires, the aggregate Original Principal Balance of all Notes or a Class of Notes.

            TOTAL OUTSTANDING PRINCIPAL BALANCE means, at any time, the aggregate Outstanding Principal Balance at that time of all Notes or a Class of Notes.

            TRANSACTION has the meaning given to it under the relevant ISDA Master Agreement. TRANSACTION DOCUMENT means each Transaction Document (as defined in the Master Trust Deed) to the extent that it relates to the Securitisation Fund or the Notes.

            TRANSFER DATE has the meaning given to it in clause 10.9 of the Master Trust Deed.

            TRUSTEE means Perpetual Limited, in its capacity as trustee of the Securitisation Fund.

            UNITED STATES DOLLARS, USD and US$ means the currency of the United States of America.

            UNPAID BALANCE means, at any time, an amount equal to:

            (a) the aggregate initial Outstanding Principal Balance of Loans secured by Mortgages comprised in Assets of the Securitisation Fund; minus

            (b) all repayments of principal in respect of such Loans which have not been redrawn.

            US$ ACCOUNT means, in relation to the Fund, the US$ account of the Principal Paying Agent for the Fund or any other account opened and maintained outside Australia, of the Principal Paying Agent for the Fund so long as the Principal Paying Agent is a Bank which complies with clause 10.4(a).

            US$ EXCHANGE RATE means, on any date, the rate of exchange (set as at the commencement of the Currency Swap) applicable under the Currency Swap for the exchange of Dollars for United States Dollars.

            US CURRENCY SWAP means, each master agreement dated on or about the date of this Supplementary Bond Terms Notice between the Trustee in its capacity as trustee of the Securitisation Fund, the Manager and the US Currency Swap Provider, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement under which the US Currency Swap Provider agrees to pay certain amounts in US$ to the Trustee or at the Trustee's direction in exchange for certain amounts in A$ or any other Hedge on similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Notes.

            US CURRENCY SWAP PROVIDER means, initially, [            ] and
            thereafter any other person who is or becomes a party to a US Currency Swap.

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                                                                         page 19
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

      2.2   INCORPORATION OF MASTER TRUST DEED DEFINITIONS

            Subject to clause 2.1, each expression used herein that is defined in the Master Trust Deed and is not defined herein shall have the same meaning herein as in the Master Trust Deed.

      2.3   INTERPRETATION

            The provisions of clause 1.2 of the Master Trust Deed shall be incorporated, mutatis mutandis, into this Supplementary Bond Terms Notice.

      2.4   PAYMENTS

            All payments of principal and interest:

            (a)   on the Class A[ ] Notes must be in United States Dollars;

            (b)   [on the Class A[ ] Notes must be in Euro;]

            (c)   [on the Class A[ ] Notes must be in Dollars;] and

            (d)   on the Class B Notes must be in Dollars.

      2.5   ACKNOWLEDGMENT

            The parties acknowledge that the matters contained in clauses 1 to 12 (inclusive) and 15 of this Supplementary Bond Terms Notice result from decisions and directions of the Manager to the Trustee and not from directions or decisions made by the Note Trustee, the Principal Paying Agent, [the Irish Paying Agent,] [the Class A[ ] Irish Paying Agent,] the Calculation Agent or the Note Registrar.

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3     NOTES

      3.1   CONDITIONS OF NOTES

            (a) The conditions of the Class A Offered Notes will be as set out in the Master Trust Deed as supplemented and amended by this Supplementary Bond Terms Notice, the Conditions and the Note Trust Deed.

            (b) The conditions of [the Class A[ ] Notes and] the Class B Notes will be as set out in the Master Trust Deed, as supplemented and amended by this Supplementary Bond Terms Notice.

      3.2   ISSUE OF NOTES

            (a) Class A Offered Notes must be issued fully paid in amounts, or on terms, such that their offer for subscription and their issue will comply with the Note Trust Deed and otherwise in a way that does not require disclosure to investors under Part 6D.2 of the Corporations Act, and will comply with:

                  (1) the Financial Services and Markets Act 2000 (UK) and all regulations made under or in relation to that Act, as amended; and

                  (2) the Securities Act, the Exchange Act, all regulations made under or in relation to them, and all other laws or regulations of any

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                                                                         page 20
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        jurisdiction of the United States of America regulating the offer or issue of, or subscription for, Class A Offered Notes.

            (b) [Class A[ ] Notes and] Class B Notes must be issued in minimum parcels or subscriptions which have an aggregate Original Principal Balance of A$[ ], (disregarding any amount payable to the extent to which it is to be paid out of money lent by the person offering the Notes or an associate (as defined in Division 2 of Part 1.2 of the Corporations Act)) or otherwise in a way that does not require disclosure to investors under
                  Part 6D.2 of the Corporations Act, and will comply with the Financial Services and Markets Act 2000 (UK) and all regulations made under or in relation to that Act, as amended.

            (c) No [Class A[ ] Note,] [Class A[ ] Note] [or] Class B Note has been or will be registered under the Securities Act and the [Class A[ ] Notes,] [Class A[ ] Notes] [and] Class B Notes may not be offered or sold within the United States or to, or for the account of benefit of, US persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S of the Securities Act.

      3.3   TRUSTEE'S COVENANT TO NOTEHOLDERS AND THE NOTE TRUSTEE

            Subject to the terms of the Master Trust Deed and this Supplementary Bond Terms Notice, the Trustee:

            (a) acknowledges its indebtedness in respect of the Invested Amount of each Note and interest thereon;

            (b) covenants for the benefit of each Noteholder and the Note Trustee that it will (subject to receiving any directions required under and given in accordance with the Transaction Documents):

                  (1) make all payments on or in respect of the Notes held by that Noteholder on the applicable Payment Date;

                  (2) comply with the terms of this Supplementary Bond Terms Notice and the Transaction Documents to which it is a party; and

                  (3) pay the Outstanding Principal Balance in relation to the Notes held by that Noteholder on the Final Maturity Date and accrued and unpaid interest on the Invested Amount.

      3.4   FINAL REDEMPTION

            Each Note must be finally redeemed, and the obligations of the Trustee with respect to the payment of the Outstanding Principal Balance of that Note must be finally discharged, on the first to occur of:

            (a) the date upon which the Invested Amount of that Note is reduced to zero;

            (b)   the date upon which the Note is redeemed under clause 4;

            (c) the date upon which the relevant Noteholder renounces in writing all of its rights to any amounts payable under or in respect of that Note;

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                                                                         page 21
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            (d) the date on which all amounts received by the Note Trustee with respect to the enforcement of the Security Trust Deed are paid to the Principal Paying Agent, [all amounts payable to the Class A[ ] Noteholders with respect to the enforcement of the Security Trust Deed are paid to the Class A[ ] Noteholders] and all amounts payable to the Class B Noteholders with respect to the enforcement of the Security Trust Deed are paid to the Class B Noteholders;

            (e) the Payment Date immediately following the date on which the Trustee completes a sale and realisation of all Assets of the Fund in accordance with the Master Trust Deed and this Supplementary Bond Terms Notice; and

            (f)   the Final Maturity Date.

      3.5   PERIOD DURING WHICH INTEREST ACCRUES

            Each Note bears interest calculated and payable in arrears in accordance with this Supplementary Bond Terms Notice from the Closing Date to the date upon which that Note is finally redeemed under clause 3.4.

      3.6   CALCULATION OF INTEREST

            (a) Subject to clause 3.6(b), interest payable on each Note in respect of each Interest Period is calculated as the product of:

                  (1)   at the applicable Interest Rate;

                  (2) the Invested Amount of that Note as at the first day of that Interest Period, after giving effect to any payments of principal made with respect to such Note on such day; and

                  (3) a fraction, the numerator of which is the actual number of days in that Interest Period and the denominator of which is 365 days (in the case of [Class A[ ] Notes and] Class B Notes) or 360 days (in the case of Class A[ ] Notes [and Class A[ ] Notes]).

            (b) No interest will accrue on any Note for the period from and including:

                  (1) the date on which the Outstanding Principal Balance of that Note is reduced to zero (provided that interest shall thereafter begin to accrue from (and including) any date on which the Outstanding Principal Balance of that Note becomes greater than zero); or

                  (2) if the Outstanding Principal Balance of the Note on the due date for redemption in full of the Note is not zero, unless payment of principal due is improperly withheld or refused, following which the Note will continue to earn interest on the Invested Amount of the Note at the rate from time to time applicable to the Note until the later of:

                        (A) the date on which the moneys in respect of that Note have been received by the Note Trustee or the Principal Paying Agent and notice to that effect is given in accordance with the relevant Conditions; or

                        (B) the date on which the Outstanding Principal Balance of that Note has been reduced to zero (provided that interest shall

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                                                                         page 22
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                              thereafter begin to accrue from (and including) any date on which the Outstanding Principal Balance of that Note becomes greater than zero).

            (c) If Interest is not paid in respect of a Note on the date when due and payable (other than because the due date is not a Banking Day) that unpaid Interest will itself bear interest at the Interest Rate applicable from time to time on that Note until the unpaid Interest, and interest on it, is available for payment and:

                  (1) in the case of the Class A Offered Notes, notice of that availability has been duly given in accordance with Condition 12; or

                  (2) [in the case of the Class A[ ] Notes and] the Class B Notes, there is full satisfaction of those amounts, to be determined in accordance with the Master Trust Deed (as amended in accordance with this Supplementary Bond Terms Notice).

      3.7   AGGREGATE RECEIPTS

            (a) Notwithstanding anything in clause 6.2, no Noteholder will be entitled to receive aggregate principal under any Note at any time in excess of the Invested Amount for that Note at that time.

            (b) The Trustee, the Manager, the Note Trustee, the Security Trustee[,] [and] the Paying Agents [and] [the Class A[ ] Irish Paying Agent] may treat the Noteholder as the absolute owner of that Note (whether or not that Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or of trust or other interest in it) for the purpose of making payment and for all other purposes.

      3.8   APPLICATION OF PRINCIPAL REPAYMENT POOL

            At all times prior to the making by the Security Trustee of a declaration in accordance with the Security Trust Deed that the charge created by the Security Trust Deed is immediately enforceable, the Principal Repayment Pool in relation to a Payment Date must be applied in or towards the repayment of principal on the Notes on that Payment Date in accordance with this clause 3 and clause 6 or the purchase of Substitute Mortgages in accordance with clause 7. Upon and after the making of such a declaration, the Notes will rank, and payments will be made in respect of the Notes, in accordance with the provisions of the Security Trust Deed and, in the case of the Class A Offered Notes, the Note Trust Deed.

      3.9   REPAYMENT OF PRINCIPAL

            On each Payment Date, the Principal Repayment Pool must, subject to this clause 3 and clauses 6 and 7, be applied in or towards making repayments of principal on the Notes in accordance with clause 6 until the Invested Amount for each Note is reduced to zero.

      3.10  FINAL MATURITY DATE

            The Outstanding Principal Balance of each Note must be repaid in full on the Final Maturity Date.

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                                                                         page 23
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

      3.11  REDUCTION IN PRINCIPAL BALANCE

            Each payment of principal in respect of a Note under this clause 3 reduces the Invested Amount of that Note by the amount of that payment. The Trustee has no obligation to make any payment of principal under this clause 3 in respect of a Note in excess of the Invested Amount of that Note immediately prior to that payment being made.

      3.12  CANCELLATION ON REPAYMENT

            Upon the reduction of the Invested Amount of a Note to zero by repayment of principal in accordance with this clause 3 and payment of all the Interest Amounts (and other interest payments) in relation to that Note, that Note is cancelled.

      3.13  [PAYMENTS INTO EURO ACCOUNT]

            (a) [The Trustee must direct the Euro Currency Swap Provider to pay all amounts denominated in (euro) payable to the Trustee by the Euro Currency Swap Provider under the Euro Currency Swap into the Euro Account or to the Principal Paying Agent under the Note Trust Deed on behalf of the Trustee.]

            (b) [If the Trustee or the Manager receives any amount denominated in (euro) from the Euro Currency Swap Provider under the Euro Currency Swap they must promptly pay that amount to the credit of the Euro Account or to the Principal Paying Agent.]

      3.14  [PAYMENTS OUT OF EURO ACCOUNT]

            [On each Payment Date, subject to the terms of this Supplementary Bond Terms Notice, the Trustee must, on the direction of the Manager, or must require that the Principal Paying Agent on its behalf, distribute from the Euro Account the relevant amounts of principal and interest due in respect of each Class A[ ] Note in accordance with the Note Trust Deed and in the order of priority in clauses 6.1 and 6.2.]

      3.15  PAYMENTS INTO US$ ACCOUNT

            (a) The Trustee must direct the US Currency Swap Provider to pay all amounts denominated in US$ payable to the Trustee by the US Currency Swap Provider under the US Currency Swap into the US$ Account or to the Principal Paying Agent under the Note Trust Deed on behalf of the Trustee.

            (b) If the Trustee or the Manager receives any amount denominated in US$ from the US Currency Swap Provider under the US Currency Swap they must promptly pay that amount to the credit of the US$ Account or to the Principal Paying Agent.

      3.16  PAYMENTS OUT OF US$ ACCOUNT

            On each Payment Date, subject to the terms of this Supplementary Bond Terms Notice, the Trustee must, on the direction of the Manager, or must require that the Principal Paying Agent on its behalf, distribute from the US$ Account the relevant amounts of principal and interest due in respect of each Class A[ ] Note

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                                                                         page 24
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            in accordance with the Note Trust Deed and in the order of priority in clauses 6.1 and 6.2.

      3.17  ROUNDING OF AMOUNTS

            In making the calculations required or contemplated by this clause 3, the Manager shall round calculations to four decimal places, except that all monetary amounts shall be rounded down to the nearest cent or as otherwise required in this Supplementary Bond Terms Notice.

      3.18  PRESCRIPTION

            Despite any other provision of this Supplementary Bond Terms Notice and the Master Trust Deed, Condition 8 of the Class A Offered Notes applies to all amounts payable in relation to any Class A Offered Note.

      3.19  REPLACEMENT OF CURRENCY SWAP

            (a) If a Currency Swap is terminated, the Trustee must at the direction of the Manager enter into one or more currency swaps which replace the Currency Swap (collectively a REPLACEMENT CURRENCY SWAP) but only on the condition:

                  (1) that the relevant amount determined under section 6(e) of the ISDA Master Agreement for the Currency Swap (CURRENCY SWAP TERMINATION AMOUNT), if any, which is payable by the Trustee to the Currency Swap Provider on termination of the Currency Swap will be paid in full when due in accordance with this Supplementary Bond Terms Notice and the Currency Swap;

                  (2) the ratings assigned to the Notes are not adversely affected, which must be confirmed in writing by each Designated Rating Agency;

                  (3) the liability of the Trustee under that Replacement Currency Swap is limited to at least the same extent that its liability is limited under the Currency Swap; and

                  (4) the terms of the Replacement Currency Swap are acceptable to the Trustee acting reasonably and taking into account the interests of the Noteholders.

            (b) If the conditions in clause 3.19(a) are satisfied, the Trustee must at the direction of the Manager enter into the Replacement Currency Swap and if it does so it must direct the provider of the Replacement Currency Swap to pay any upfront premium to enter into the Replacement Currency Swap due to the Trustee directly to the Currency Swap Provider in satisfaction of and to the extent of the Trustee's obligation to pay the Currency Swap Termination Amount to the Currency Swap Provider as referred to in clause 3.19(a). If the Currency Swap Termination Amount (if any) is payable by the Currency Swap Provider to the Trustee, the Trustee shall direct the Currency Swap Provider to pay such amount directly to the Replacement Currency Swap Provider in satisfaction and to the extent of any upfront premium to enter into the Replacement Currency Swap. Where the upfront premium payable upon entry into the Replacement Currency Swap is:

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                                                                         page 25
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  (1) payable by the Trustee to the Replacement Swap Provider, then the:

                        (A) excess of the Currency Swap Termination Amount over the upfront premium will be included as Income Collection for the relevant Calculation Period; and

                        (B) excess of the upfront premium payable over the Currency Swap Termination Amount will be satisfied by the Trustee as an Expense; or

                  (2) payable by the Replacement Swap Provider to the Trustee, then the:

                        (A) excess of the Currency Swap Termination Amount over the upfront premium will be satisfied by the Trustee as an Expense; and

                        (B) excess of the upfront premium over the Currency Swap Termination Amount will be included as Income Collection for the relevant Calculation Period.

      3.20  REALISED LOSSES ON MORTGAGES

            (a) On each Monthly Payment Date on which the Manager determines that the aggregate amount of Realised Losses for the related Monthly Calculation Period exceeds funds available on such Monthly Payment Date to reimburse such Realised Losses under clause 6.1(a) the Manager must do the following on and with effect from such Monthly Payment Date:

                  (1) reduce pro-rata as between themselves the Outstanding Principal Balance of the Class B Notes by the amount of that excess until the Outstanding Principal Balance of the Class B Notes is zero, but only to the extent of the portion of the applicable Quarterly Calculation Period that falls within the applicable Monthly Calculation Period, to be applied to reduce pro-rata as between themselves, the Outstanding Principal Balance of the Class B Notes, on the following Quarterly Payment Date; and

                  (2) if the Outstanding Principal Balance of the Class B Notes is zero and any amount of that excess has not been applied or allocated under clause 3.20(a)(1), reduce pro-rata and rateably as between the Class A Notes, the Redraw Funding Facilities and the Top-up Funding Facilities with respect to the balance of the deficiency (having taken into account any relevant amounts allocated under clause 3.20(a)(2)(A),(B) and (C) respectively since the preceding Monthly Payment Date):

                        (A) rateably as between each of the Class A Notes, the A$ Equivalent Outstanding Principal Balance of the Class A Notes by the amount of the remaining deficiency until the Outstanding Principal Balance of the Class A Notes is zero:

                              (i) [in respect of the Class A[ ] Notes, on that Monthly Payment Date;] [and]

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                                                                         page 26
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                              (ii) in respect of the Class A Offered Notes, only to the extent of the portion of the applicable Quarterly Calculation Period that falls within the applicable Monthly Calculation Period, to be applied to reduce pro-rata as between themselves, the Outstanding Principal Balance of the Class A Offered Notes, on the following Quarterly Payment Date;

                        (B) rateably as between each Redraw Funding Facility, the Redraw Principal Outstanding of the Redraw Funding Facilities by the amount of the remaining deficiency until the Redraw Principal Outstanding under each Redraw Funding Facility is zero, but only to the extent of the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be applied to reduce pro-rata as between each Redraw Funding Facility, the Redraw Principal Outstanding of the Redraw Funding Facilities, on the following Quarterly Payment Date;

                        (C) rateably as between each Top-up Funding Facility, the Top-up Principal Outstanding of the Top-up Funding Facilities by the amount of the remaining deficiency until the Top-up Principal Outstanding under each Top-up Funding Facility is zero, but only to the extent of the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be applied to reduce pro-rata as between each Top-up Funding Facility, the Top-up Principal Outstanding of the Top-up Funding Facilities on the following Quarterly Payment Date.

            (b) On each Quarterly Payment Date on which the Manager determines that the aggregate amount of Realised Losses for the Monthly Calculation Period ending immediately before the relevant Quarterly Payment Date exceeds funds available on such Quarterly Payment Date to reimburse such Realised Losses under clause 6.1(c) the Manager must do the following on and with effect from such Quarterly Payment Date:

                  (1) reduce pro-rata as between themselves the Outstanding Principal Balance of the Class B Notes by the amount of that excess until the Outstanding Principal Balance of the Class B Notes is zero, including all amounts allocated under clause 3.20(a)(1) for the two preceding Monthly Payment Dates; and

                  (2) if the Outstanding Principal Balance of the Class B Notes is zero and any amount of that excess has not been applied under clause 3.20(b)(1), reduce pro-rata and rateably as between the Class A Notes, the Redraw Funding Facilities and the Top-up Funding Facilities with respect to the balance of the deficiency (having taken into account any relevant amounts allocated under clause 3.20(a)(2)(A),(B) or (C) respectively since the preceding Quarterly Payment Date):

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                                                                         page 27

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        (A) rateably as between each of the Class A Notes, the A$ Equivalent Outstanding Principal Balance of the Class A Notes by the amount of the remaining deficiency until the Outstanding Principal Balance of the Class A Notes is zero (CLASS A CHARGE
                              OFFS);

                        (B) rateably as between each Redraw Funding Facility, the Redraw Principal Outstanding of the Redraw Funding Facilities by the amount of the remaining deficiency until the Redraw Principal Outstanding under each Redraw Funding Facility is zero (REDRAW CHARGE OFFS); and

                        (C) rateably as between each Top-up Funding Facility, the Top-up Principal Outstanding of the Top-up Funding Facilities by the amount of the remaining deficiency until the Top-up Principal Outstanding under each Top-up Funding Facility is zero (TOP UP CHARGE OFFS); .

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4     NOTES CALLABLE AT OPTION OF TRUSTEE

      4.1   CALL - CLASS A NOTES

            The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class A Noteholders, and in the case of Class A Offered Notes, in accordance with Condition 12, purchase or redeem all, but not some only, of the Class A Notes by repaying the Outstanding Principal Balance of those Class A Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any Quarterly Payment Date falling on or after the earlier of:

            (a) the Quarterly Payment Date on which the Outstanding Principal Balance of all Notes calculated and expressed in the A$ Equivalent is equal to or less than 10% of the Total Original Principal Balance calculated and expressed in the A$ Equivalent; and

            (b)   in the case of Class A Notes, the Quarterly Payment Date
                  falling on [                      ],

            provided that:

            (c) if the aggregate Outstanding Principal Balance of all Class A Notes on such date of redemption or repurchase has been reduced by Class A Charge Offs which have not been reinstated under clauses 6.1(c)(11) and 6.1(c)(12), the Noteholders owning at least 75% of the aggregate Invested Amount of the Class A Notes calculated and expressed in the A$ Equivalent must consent to such repurchase or redemption; and

            (d) the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager so certifies to the Trustee and the Note Trustee upon which the Trustee and the Note Trustee will rely conclusively) all its liabilities in respect of the Notes (at their Outstanding Principal Balance) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced.

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                                                                         page 28
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

      4.2   TAX EVENT

            If the Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that either:

            (a) on the next Quarterly Payment Date the Trustee would be required to deduct or withhold from any payment of principal or interest in respect of the Notes, the Currency Swaps, the Payment Funding Facility, the Top-up Funding Facility or the Redraw Funding Facility any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of Australia or any of its political sub-divisions or any of its authorities; or

            (b) the total amount payable in respect of interest in relation to any of the Loans secured by the Mortgages comprised in the Assets of the Fund for a Quarterly Calculation Period ceases to be receivable (whether or not actually received) by the Trustee during such Quarterly Calculation Period (but this paragraph (b) does not apply to a failure by the Trustee to receive any interest in relation to any of the Loans merely by reason of the failure by any borrowers to pay that interest in breach of the relevant Loans), the Trustee must, when so directed by the Manager, at the Manager's option (provided that the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager will so certify to the Trustee and the Note Trustee) all its liabilities in respect of the Notes (at their Invested Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days notice to the Class A Offered Noteholders in accordance with Condition 12, redeem all, but not some only, of the Notes at their then Invested Amounts together with accrued interest to (but excluding) the date of redemption on any subsequent Payment Date, provided that the Noteholders may by Extraordinary Resolution elect, and must notify the Trustee and the Manager not less than 21 days before the next Quarterly Payment Date following the receipt of notice of such proposed redemption, that they do not require the Trustee to redeem the Notes.

      4.3   CALL - CLASS B NOTES

            The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class B Noteholders, in the case of Class B Notes redeem all, but not some only, of the Class B Notes by repaying the Outstanding Principal Balance of those Class B Notes, together with accrued interest to (but excluding) the date of redemption, on:

            (a) the date of redemption, repurchase or final repayment of the Class A Notes; or

            (b) (if directed by the Manager) any Quarterly Payment Date falling after such date.

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                                                                         page 29

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

--------------------------------------------------------------------------------
5     CASH-COLLATERAL

      5.1   CASH COLLATERAL ACCOUNT

            On the Closing Date the Manager must establish and at all times until the Outstanding Principal Balance of all Notes is reduced to zero maintain a ledger account in the accounting records maintained by it pursuant to the Master Trust Deed designated "SMHL Global Fund
            [   ]-[ ] Cash Collateral Account".

      5.2   INITIAL CASH COLLATERAL AND LIQUIDITY NOTES

            On the Closing Date, the Trustee must, subject to the terms of the Master Trust Deed, and in accordance with the Bond Issue Direction:

            (a) issue to the Liquidity Noteholder liquidity notes (being Bonds as defined in the Master Trust Deed) having an initial Face Value of an amount equal to Liquidity Notes Amount, being
                  comprised in a Class named "SMHL Global Fund [   ]-[ ] -
                  Liquidity Notes", and being on the terms set out in the Liquidity Notes Supplementary Bond Terms and the Master Trust Deed;

            (b) in accordance with clauses 7.8(f) and 7.10 of the Master Trust Deed, hold an amount of the issue proceeds of the Notes equal to the Face Value of the Liquidity Notes as trustee of the Securitisation Fund; and

            (c)   credit that amount to the Cash Collateral Account.

      5.3   INVESTMENT OF CASH COLLATERAL

            Amounts credited to the Cash Collateral Account must be invested in Authorised Investments:

            (a) which are rated "AAA" or "A-1+" by S&P and "Prime-1" or "Aaa" by Moody's and "AAA" or "F1+" by Fitch Ratings, or such other rating as the Designated Rating Agency may approve from time to time;

            (b) which mature (except in the case of call deposits with a Bank) not later than the day before the relevant Payment Date immediately after the day on which they are made; and

            (c)   otherwise in accordance with the Master Trust Deed.

            Income from Authorised Investments comprised in the Cash Collateral does not constitute Collections, and must be credited to the Cash Collateral Account.

      5.4   USE OF CASH COLLATERAL

            If on any relevant Payment Date, the Collections (other than Collections with respect to amounts applied from the Cash Collateral Account) for the relevant Calculation Period are less than the aggregate of the amounts referred to in clauses 6.1(a)(1) to 6.1(a)(6) (inclusive) (in respect of a Monthly Payment Date) and clauses 6.1(c)(1) to 6.1(c)(6) (inclusive) (in respect of a Quarterly Payment Date), the Manager must direct the Trustee to withdraw from the Cash Collateral Account the amount equal to the lesser of the amount of such deficiency and the Cash Collateral, which amount will then be applied to and become part of the

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                                                                         page 30
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            Collections available for application on the relevant Payment Date in accordance with those clauses.

      5.5   SURPLUS CASH COLLATERAL

            If on any relevant Payment Date after the making of all payments which the Trustee is obliged to make on that relevant Payment Date there is Surplus Cash Collateral, the Trustee must (at the direction of the Manager) on that relevant Payment Date apply the Surplus Cash Collateral in or towards payment to each Liquidity Noteholder of amounts payable under or in respect of the Liquidity Notes or interest payable in respect of the Liquidity Notes in accordance with the Liquidity Notes Supplementary Bond Terms.

--------------------------------------------------------------------------------
6     DISTRIBUTION OF COLLECTIONS

      6.1   DISTRIBUTION OF INTEREST COLLECTIONS

            (a) Subject to the terms of the Security Trust Deed and these Supplementary Bond Terms (including clause 6.1(b)), on each Monthly Payment Date (other than a Quarterly Payment Date and to the extent it has not already done so in accordance with this clause 6.1(a)), the Trustee must apply the Interest Collections for the relevant Monthly Calculation Period as follows:

                  (1) first, in payment of Taxes in respect of the Securitisation Fund;

                  (2) secondly, pari passu and rateably in payment of the Trustee's Fee, the Manager's Fee and any Expenses (other than the Expenses referred to below in this clause 6.1(a)) in respect of the Securitisation Fund;

                  (3) thirdly, without duplication, in or toward any amounts payable or to be applied under clause 6.1(a)(4) on any previous Monthly Payment Date, if there had been sufficient Interest Collections, which have not been paid or allocated by the Trustee together with accrued interest thereon which in the case of a Note must be at the Interest Rate applicable to the relevant Note;

                  (4)   fourthly, pari passu and rateably:

                        (A) toward payment of any interest due under any Redraw Funding Facility or Top-up Funding Facility for the portion of the applicable Quarterly Interest Period that also falls within the applicable Monthly Interest Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments of interest to the Redraw Funding Facility or Top-up Funding Facility on the following Quarterly Payment Date; [and]

                        (B) toward payment to the [Euro Currency Swap Provider and the] US Currency Swap Provider, toward allowance for the A$ Class A Interest Amount under the relevant Confirmation on that Monthly Payment Date for the portion of the applicable Quarterly Interest Period that also falls

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                                                                         page 31

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                              within the applicable Monthly Interest Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments of the A$ Class A Interest Amount to the [Euro Currency Swap Provider and the] US Currency Swap Provider which is thereafter to be applied to payment of interest on the Class A Offered Notes on the following Quarterly Payment Date; [and]

                        (C) [in payment to Class A[ ] Noteholders of the Class A[ ] Interest due on the Class A[ ] Notes on that Monthly Payment Date;]

                  (5) fifthly, without duplication, toward any amounts to be applied under clause 6.1(a)(6) on any previous Monthly Payment Date, if there had been sufficient Interest Collections, which have not previously been paid or allocated by the Trustee with accrued interest thereon at the Interest Rate applicable to the relevant Note;

                  (6) sixthly, pari passu and rateably toward payment to Class B Noteholders of the Class B Interest to be applied on the Class B Notes for the portion of the applicable Quarterly Interest Period that also falls within the applicable Monthly Interest Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments of Class B Interest due on the Class B Notes on the following Quarterly Payment Date;

                  (7) seventhly, in crediting to the Cash Collateral Account the amount (if any) by which the Required Cash Collateral exceeds the Cash Collateral;

                  (8) eighthly, to reimburse or make allowance for, in the order of priorities specified in clause 6.2(a) any amounts that have been paid or allocated on any previous Monthly Payment Date (to the extent not previously reimbursed under this clause 6.1(a)(8)) under:

                        (A)   clauses 6.2(a)(1)[,] [and] 6.2(a)(2) [and
                              6.2(a)(3)(C)]; and

                        (B)   clauses 6.2(a)(3)(A), 6.2(a)(3)(B) and 6.2(a)(4),
                              such amounts to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to reimburse those amounts on the following Quarterly Payment Date;

                  (9) ninthly, toward payment toward any break costs payable on cancellation of any Interest Hedge to the extent that those amounts are not recovered under the relevant Loan secured by Mortgages comprised in the Assets of the Fund in the form of any applicable prepayment fees or a drawing has not been made under a Payment Funding Facility for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until

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                                                                         page 32

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        applied to the payment of such break costs on the following Quarterly Payment Date;

                  (10) tenthly, pari passu and rateably toward payment to the Liquidity Noteholder of interest payable in respect of the Liquidity Notes and in or towards payment of any interest in respect of any Payment Funding Facility for the portion of the applicable Quarterly Interest Period that also falls within the applicable Monthly Interest Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to the payment of interest payable in respect of the Liquidity Notes and in or towards payment of any interest in respect of any Payment Funding Facility on the following Quarterly Payment Date;

                  (11) eleventhly, in respect of the amount of any Class A Charge Offs, any Redraw Charge Offs and any Top-up Charge Offs, in and towards reinstatement in the books of the Fund, pari passu and rateably allocated to[:

                        (A) that portion of the Class A Charge Offs that relates to the Class A[ ] Notes for that Monthly Calculation Period; and]

                        (B) Redraw Charge Offs, Top-up Charge Offs and that portion of the Class A Charge Offs that relates to the Class A Offered Notes for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to reinstatement in the books of the Fund pari passu and rateably to that portion of the Class A Charge Offs that relates to the Class A Offered Notes, Redraw Charge Offs and Top-up Charge Offs on the following Quarterly Payment Date;

                  (12) twelfthly, in respect of the amount of any Carry Over Redraw Charge Offs, any Carry Over Top-up Charge Offs and the A$ Equivalent of any Carry Over Class A Charge Offs allocated to[:

                        (A) each Class A[ ] Note on that Monthly Payment Date; and]

                        (B) each Class A Offered Note to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments,

                        until applied in and towards reinstatement in the books of the Fund, pari passu and rateably as between any Carry Over Redraw Charge Offs, any Carry Over Top-up Charge Offs and the A$ Equivalent of any Carry Over Class A Charge Offs allocated to each Class A Note, of:

                        (C) the A$ Equivalent of any Carry Over Class A Charge Offs;

                        (D)   any Carry Over Redraw Charge Offs; and

                        (E)   any Carry Over Top-up Charge Offs,

                        [on that Monthly Payment Date (in respect of the Class A[ ] Notes) and] on the following Quarterly Payment Date (in respect of the

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                                                                         page 33

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        Class A Offered Notes, any Carry Over Redraw Charge Offs and any Carry Over Top-up Charge Offs):

                  (13) thirteenthly, in respect of the amount of any Class B Charge Offs and any Carry Over Class B Charge Offs to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments, until applied towards reinstatement in the books of the Fund and in the following order of:

                        (A) any Class B Charge Offs for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period; and

                        (B) pari passu and rateably the Invested Amount of the Class B Notes to the extent of any Carry Over Class B Charge Offs,

                        on the following Quarterly Payment Date;

                  (14) fourteenthly (to the extent not paid or allowed for under clause 6.2(a)), pari passu and rateably, toward repayment of any principal to be applied under any Redraw Funding Facility, toward repayment of any principal to be applied under any Top-up Funding Facility and toward repayment of any principal to be applied under any Payment Funding Facility, in each case for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to the repayment of any principal due and payable under any Redraw Funding Facility, any principal due and payable under any Top-up Funding Facility and any principal due and payable under any Payment Funding Facility on the following Quarterly Payment Date; and

                  (15) fifteenthly, in payment of or provision for amounts payable to the Income Unitholder of the Securitisation Fund in accordance with clauses 22.1(d) and 22.3(d) of the Master Trust Deed for the portion of the applicable Quarterly Interest Period that also falls within the applicable Monthly Interest Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to the payment of or provision for amounts payable to the Income Unitholder of the Securitisation Fund on the following Quarterly Payment Date.

            (b) The Trustee must only make an application of Interest Collections under clause 6.1(a) to the extent that any Interest Collections remain from which to make the application after amounts with priority to that payment have been applied.

            (c) Subject to the terms of the Security Trust Deed and these Supplementary Bond Terms (including clause 6.1(d)), on each Quarterly Payment Date (to the extent it has not already done so in accordance with this clause 6.1(c)), the Trustee must apply the Interest Collections in relation to the Monthly Calculation Period ending immediately before the relevant Quarterly Payment Date as follows:

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                                                                         page 34

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  (1) first, in payment of Taxes in respect of the Securitisation Fund which have been incurred prior to that Quarterly Payment Date and which have not previously been paid on a prior Monthly Payment Date under an application of this clause 6.1;

                  (2) secondly, pari passu and rateably in payment of the Trustee's Fee, the Manager's Fee and any Expenses (other than the Expenses referred to below in this clause 6.1(c)) in respect of the Securitisation Fund which have been incurred prior to that Quarterly Payment Date and which have not previously been paid on a prior Monthly Payment Date under an application of this clause 6.1;

                  (3) thirdly, without duplication, in or toward any amounts payable or to be applied under clause 6.1(c)(4) on any previous Payment Date, if there had been sufficient Interest Collections, which have not previously been paid or allocated by the Trustee, together with accrued interest thereon which in the case of a Note must be at the Interest Rate applicable to the relevant Note;

                  (4)   fourthly, pari passu and rateably:

                        (A) in payment of any interest due under any Redraw Funding Facility or Top-up Funding Facility for the applicable Quarterly Interest Period, including (without duplication) all amounts allocated under clause 6.1(a)(4)(A) on the two preceding Monthly Payment Dates; [and]

                        (B) in payment to the [Euro Currency Swap Provider and] US Currency Swap Provider, in payment of the A$ Class A Interest Amount payable under the Confirmation at that Quarterly Payment Date which is thereafter to be applied to payment of interest on the Class A Offered Notes for the applicable Quarterly Interest Period, including (without duplication) all amounts allocated under clause 6.1(a)(4)(B) on the two preceding Monthly Payment Dates; [and]

                        (C) [in payment to Class A[ ] Noteholders of the Class A[ ] Interest due on the Class A[ ] Notes on that Quarterly Payment Date for the applicable Monthly Interest Period;]

                  (5) fifthly, without duplication, in payment of any amounts payable under clause 6.1(c)(6) on any previous Payment Date, if there had been sufficient Interest Collections, which have not previously been paid or allocated by the Trustee with accrued interest thereon at the Interest Rate applicable to the relevant Note;

                  (6) sixthly, pari passu and rateably in payment to Class B Noteholders of the Class B Interest due on the Class B Notes on that Quarterly Payment Date for the applicable Quarterly Interest Period, including (without duplication) all amounts allocated under clause 6.1(a)(6) on the two preceding Monthly Payment Dates;

                  (7) seventhly, in crediting to the Cash Collateral Account the amount (if any) by which the Required Cash Collateral exceeds the Cash Collateral;

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                                                                         page 35

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  (8) eighthly, to reimburse, in the order of priorities specified in clause 6.2(c), any amounts that have been paid or allocated on any previous Payment Date under clauses 6.2(c)(1), 6.2(c)(2), 6.2(c)(3) and 6.2(c)(4)
                        (to the extent not previously reimbursed under this clause 6.1(c)(8)) for the applicable Monthly Interest Period (in the case of clauses 6.2(c)(1)[,] [and] 6.2(c)(2) [and 6.2(c)(3)(C)]) and Quarterly Interest Period (in the case of clauses 6.2(c)(3)(A), 6.2(c)(3)(B) and 6.2(c)(4)), including (without duplication) all amounts allocated under clause 6.1(a)(8)(B) on the two preceding Monthly Payment Dates;

                  (9) ninthly, in payment toward any break costs payable on cancellation of any Interest Hedge to the extent that those amounts are not recovered under the relevant Loan secured by Mortgages comprised in the Assets of the Fund in the form of any applicable prepayment fees or a drawing has not been made under a Payment Funding Facility for the applicable Quarterly Calculation Period, including (without duplication) all amounts allocated under clause 6.1(a)(9) on the two preceding Monthly Payment Dates;

                  (10) tenthly, pari passu and rateably in payment to the Liquidity Noteholder of interest payable in respect of the Liquidity Notes and in payment of any interest in respect of any Payment Funding Facility for the applicable Quarterly Interest Period, including (without duplication) all amounts allocated under clause 6.1(a)(10) on the two preceding Monthly Payment Dates; and;

                  (11) eleventhly, in respect of the amount of any Class A Charge Offs, any Redraw Charge Offs and any Top-up Charge Offs, in and towards reinstatement of in the books of the Fund, pari passu and rateably allocated to[:

                        (A) that portion of the Class A Charge Offs that relates to the Class A[ ] Notes for that Monthly Calculation Period; and]

                        (B) Redraw Charge Offs, Top-Up Charge Offs and that portion of the Class A Charge Offs that relates to the Class A Offered Notes for that Calculation Period for the applicable Quarterly Calculation Period, including (without duplication) all amounts allocated under clause 6.1(a)(11)(B) on the two preceding Monthly Payment Dates;

                  (12) twelfthly, in respect of the amount of any Carry Over Redraw Charge Offs, any Carry Over Top-up Charge Offs and the A$ Equivalent of any Carry Over Class A Charge Offs allocated to[:

                        (A)   each Class A[ ] Note; and]

                        (B)   each Class A Offered Note,

                        in reinstatement in the books of the Fund, pari passu and rateably (as between any Carry Over Redraw Charge Offs, any Carry Over Top-up Charge offs and the A$ Equivalent of any Carry Over Class A Charge Offs allocated to each Class A Note) of:

                        (C) the A$ Equivalent of any Carry Over Class A Charge Offs;

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                                                                         page 36

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        (D)   any Carry Over Redraw Charge Offs; and

                        (E)   any Carry Over Top-up Charge Offs,

                        [on that Monthly Payment Date (in the case of the Class A[ ] Notes) and] on that Quarterly Payment Date (in the case of the Class A Offered Notes (including (without duplication) any amounts allocated on the two preceding Monthly Payment Dates), any Carry Over Redraw Charge Offs and any Carry Over Top-up Charge Offs);

                  (13) thirteenthly, in respect of the amount of any Class B Charge Offs and any Carry Over Class B Charge Offs in and towards reinstatement in the books of the Fund and in the following order of:

                        (A) any Class B Charge Offs for that Calculation Period; and

                        (B) pari passu and rateably the Invested Amount of the Class B Notes to the extent of any Carry Over Class B Charge Offs,

                        for the applicable Quarterly Calculation Period, including (without duplication) all amounts allocated under clause 6.1(a)(13) on the two preceding Monthly Payment Dates;

                  (14) fourteenthly (to the extent not paid under clause 6.2(c)), pari passu and rateably, in repayment of any principal due and payable under any Redraw Funding Facility, in repayment of any principal due and payable under any Top-up Funding Facility and in repayment of any principal due and payable under any Payment Funding Facility for the applicable Quarterly Calculation Period, including (without duplication) all amounts allocated under clause 6.1(a)(14) on the two preceding Monthly Payment Dates; and

                  (15) fifteenthly, in payment of or provision for amounts payable to the Income Unitholder of the Securitisation Fund in accordance with clauses 22.1(d) and 22.3(d) of the Master Trust Deed for the applicable Quarterly Interest Period, including (without duplication) all amounts allocated under clause 6.1(a)(15) on the two preceding Monthly Payment Dates.

            (d) The Trustee must only make an application of Interest Collections under clause 6.1(c) to the extent that any Interest Collections remain from which to make the application, after payment of amounts with priority to that payment have been made.

      6.2   DISTRIBUTION OF PRINCIPAL COLLECTIONS

            (a) Subject to the terms of the Security Trust Deed and these Supplementary Bond Terms (including clause 6.2(b)), on each Monthly Payment Date (other than a Quarterly Payment Date and to the extent it has not already done so in accordance with this clause 6.2(a)), the Trustee must apply the Principal Collections for the relevant Monthly Calculation Period together with any amounts to be applied under this clause 6.2(a) pursuant to clauses 6.1(a)(8) and 6.5, for the relevant Monthly Calculation Period towards the following payments in the following order of priority:

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                                                                         page 37

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  (1) first, in payment of Taxes in respect of the Securitisation Fund (to the extent not paid or allowed for under clause 6.1(a));

                  (2) secondly, pari passu and rateably in payment of the Trustee's Fee, the Manager's Fee and any Expenses (other than the Expenses referred to below in this clause 6.2(a)) in respect of the Securitisation Fund and which have not previously been paid under clauses 5.4 and 6.1(a));

                  (3) thirdly, in or toward payment of the amounts payable or to be applied, and in the priority under clause 6.1(a)(4), which have not previously been paid or allowed for on a prior Monthly Payment Date under clauses 5.4 and 6.1(a)) of:

                        (A) any interest due under any Redraw Funding Facility or Top-up Funding Facility for the portion of the applicable Quarterly Interest Period that also falls within the applicable Monthly Interest Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments of interest to the Redraw Funding Facility or Top-up Funding Facility on the following Quarterly Payment Date;

                        (B) the applicable A$ Class A Interest Amount in respect of the Class A Offered Notes for the portion of the applicable Quarterly Interest Period that also falls within the applicable Monthly Interest Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments to the [Euro Currency Swap Provider and the] US Currency Swap Provider which is thereafter to be applied to payment on the Class A Offered Notes on the following Quarterly Payment Date; [and]

                        (C) [any Class A[ ] Interest payable to the Class A[ ] Noteholders on that Monthly Payment Date;]

                  (4) fourthly, toward payment of the amounts payable under and in the priority as specified, in clause 6.1(a)(6) on the Class B Notes on that Monthly Payment Date and which have not previously been paid or allowed for on a prior Monthly Payment Date under clauses 5.4 and 6.1(a)), provided that such amounts must be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments on the Class B Notes on the following Quarterly Payment Date;

                  (5) fifthly, pari passu and rateably toward repayment of any Redraw Principal Outstanding under a Redraw Funding Facility and any Top-up Principal Outstanding under any Top-up Funding Facility for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments of principal to the Redraw Funding Facility or Top-up Funding Facility on the following Quarterly Payment Date;

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                                                                         page 38
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  (6) sixthly, pari passu and rateably toward payments approved by the Manager under any Loan Redraw Facility and any Top-up Loan for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments approved by the Manager under any Loan Redraw Facility and any Top-up Loan on the following Quarterly Payment Date;

                  (7) seventhly, pari passu and rateably (having taken into account any amounts allocated under this clause 6.2(a)(7) since the preceding Quarterly Payment Date)[:

                        (A) in payment of principal to the Class A[ ] Noteholders for the applicable Monthly Calculation Period until the Outstanding Principal Balance of the Class A[ ] Notes is reduced to zero; and]

                        (B) toward payment to the Currency Swap Providers under a Confirmation relating to the Class A Offered Notes for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments to the Currency Swap Providers on the following Quarterly Payment Date, until the Outstanding Principal Balance of the Class A Offered Notes is reduced to zero, of an amount equal to the lesser of:

                        (C) the amount available for distribution under this clause 6.2(a)(7) after all payments which have priority under this clause 6.2(a); and

                        (D) the A$ Equivalent of the Outstanding Principal Balance of all Class A Notes,

                  (8) eighthly, toward payment of principal to the Class B Noteholders pari passu and rateably, until the Outstanding Principal Balance of the Class B Notes is reduced to zero, of an amount equal to the lesser of:

                        (A) the amount available for distribution under this clause 6.2(a)(8) after all payments which have priority under this clause 6.2(a); and

                        (B) the Outstanding Principal Balance for all Class B Notes,

                        for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments to the Class B Noteholders on the following Quarterly Payment Date;

                  (9) ninthly, pari passu and rateably as between any Carry Over Redraw Charge Offs, any Carry Over Top-up Charge Offs and the A$ Equivalent of any Carry Over Class A Charge Offs allocated to

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                                                                         page 39

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        each Class A Note (having taken into account any amounts allocated under this clause 6.2(a)(9) since the preceding Quarterly Payment Date):

                        (A) toward payment to the Currency Swap Providers under a Confirmation of the A$ Equivalent of any Carry Over Class A Charge Offs relating to the Class A Offered Notes;

                        (B) toward repaying the Redraw Principal Outstanding of each Redraw Funding Facility to the extent of any Carry Over Redraw Charge Offs; and

                        (C) toward repaying the Top-up Principal Outstanding of each Top-up Funding Facility to the extent of any Carry Over Top-up Charge Offs,

                        to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payments to the Currency Swap Providers, repaying the Redraw Principal Outstanding of each Redraw Funding Facility, and Top-up Principal Outstanding of each Top-up Funding Facility on the following Quarterly Payment Date[; and

                        (D) in payment to the Class A[ ] Noteholders of any Carry Over Class A Charge Offs relating to the Class A[ ] Notes on that Monthly Payment Date;]

                  (10) tenthly, toward repaying the Invested Amount of the Class B Notes to the extent of any Carry Over Class B Charge Offs, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to repayment of the Invested Amount of the Class B Notes on the following Quarterly Payment Date;

                  (11) eleventhly, toward payment towards any break costs payable on cancellation of any Interest Hedge to the extent that those amounts are not recovered under the relevant Loan secured by Mortgages comprised in Assets of the Fund in the form of any applicable prepayment fees or a drawing has not been made under a Payment Funding Facility (to the extent not paid under clause 6.1) for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payment of such break costs on the following Quarterly Payment Date; and

                  (12) twelfthly, subject to clause 6.3, pari passu and rateably toward payment to the Liquidity Noteholder of the principal amount outstanding in respect of the Liquidity Notes and in or towards repayment of any principal in respect of any Payment Funding Facility for the portion of the applicable Quarterly Calculation Period that also falls within the applicable Monthly Calculation Period, to be retained in the bank account for the Securitisation Fund or invested in Authorised Investments until applied to payment of the principal amount outstanding in respect of the

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                                                                         page 40

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        Liquidity Notes and repayment of any principal in respect of any Payment Funding Facility on the following Quarterly Payment Date.

            (b) The Trustee must only make an application of Principal Collections under clause 6.2(a) only to the extent that any Principal Collections remain from which to make the application after amounts with priority to that payment have been applied.

            (c) Subject to the terms of the Security Trust Deed and these Supplementary Bond Terms (including clause 6.2(d)), on each Quarterly Payment Date (to the extent it has not already done so in accordance with this clause 6.2(c)), the Trustee must apply the Principal Collections together with any amounts to be applied under this clause 6.2(c) pursuant to clauses 6.1(c)(8) and 6.5 in relation to the Monthly Calculation Period ending immediately before the relevant Quarterly Payment Date towards the following payments in the following order of priority:

                  (1) first, in payment of Taxes in respect of the Securitisation Fund (to the extent not paid for under clause 6.1) which have been incurred prior to that Quarterly Payment Date and which have not been previously paid on a prior Monthly Payment Date under an application of this clause 6.2;

                  (2) secondly, pari passu and rateably in payment of the Trustee's Fee, the Manager's Fee and any Expenses (other than the Expenses referred to below in this clause 6.2) in respect of the Securitisation Fund which have been incurred prior to that Quarterly Payment Date and which have not been previously paid on a prior Monthly Payment Date (to the extent not paid or allowed for under clauses 5.4 and 6.1);

                  (3) thirdly, in payment of the amounts payable and in the priority under clause 6.1(c)(4) and which have not previously been paid or allowed for on a previous Payment Date under clauses 5.4 and 6.1 of:

                        (A) any interest due under any Redraw Funding Facility or Top-up Funding Facility for the applicable Quarterly Interest Period, including (without duplication) all amounts allocated under clause 6.2(a)(4)(A) on the two preceding Monthly Payment Dates; [and]

                        (B) the applicable A$ Class A Interest Amount in respect of the Class A Offered Notes, for the applicable Quarterly Interest Period, including (without duplication) all amounts allocated under clause 6.2(a)(3)(B) on the two preceding Monthly Payment Dates; [and]

                        (C) [any Class A[ ] Interest payable to the Class A[ ] Noteholders, for the applicable Monthly Interest Period;]

                  (4) fourthly, in payment of the amounts payable under, and in the priority as specified in, clause 6.1(c)(6) on the Class B Notes and which have not previously been paid or allowed for a previous Payment Date for the applicable Quarterly Interest Period,

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                                                                         page 41

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        including (without duplication) all amounts allocated under clause 6.2(a)(4) on the two preceding Monthly Payment Dates (to the extent not paid under clauses 5.4 and 6.1);

                  (5) fifthly, pari passu and rateably in repayment of any Redraw Principal Outstanding under a Redraw Funding Facility and any Top-up Principal Outstanding under any Top-up Funding Facility for the applicable Quarterly Calculation Period, including (without duplication) all amounts allocated under clause 6.2(a)(5) on the two preceding Monthly Payment Dates;

                  (6) sixthly, pari passu and rateably in payment of amounts approved by the Manager under any Loan Redraw Facility and any Top-up Loan for the applicable Quarterly Calculation Period, including (without duplication) all amounts allocated under clause 6.2(a)(6) on the two preceding Monthly Payment Dates;

                  (7)   seventhly, pari passu and rateably[:

                        (A) in payment of principal to the Class A[ ] Noteholders for the applicable Monthly Calculation Period until the Outstanding Principal Balance of the Class A[ ] Notes is reduced to zero; and]

                        (B) in payment to the Currency Swap Providers under a Confirmation relating to the Class A Offered Notes for the applicable Quarterly Calculation Period, including (without duplication) all amounts allocated under clause 6.2(a)(7)(B) on the two preceding Monthly Payment Dates, until the Outstanding Principal Balance of the Class A Offered Notes is reduced to zero, of an amount equal to the lesser of:

                        (C) the amount available for distribution under this clause 6.2(c)(7) after all payments which have priority under this clause 6.2; and

                        (D) the A$ Equivalent of the Outstanding Principal Balance for all Class A Notes;

                  (8) eighthly, in payment of principal to the Class B Noteholders pari passu and rateably, until the Outstanding Principal Balance of the Class B Notes is reduced to zero, of an amount equal to the lesser of:

                        (A) the amount available for distribution under this clause 6.2(c)(8) after all payments which have priority under this clause 6.2; and

                        (B) the Outstanding Principal Balance for all Class B Notes,

                        for the applicable Quarterly Calculation Period, including (without duplication) all amounts allocated under clause 6.2(a)(8) on the two preceding Monthly Payment Dates;

                  (9) ninthly, pari passu and rateably as between any Carry Over Redraw Charge Offs, any Carry Over Top-up Charge Offs and the A$

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                                                                         page 42
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        Equivalent of any Carry Over Class A Charge Offs allocated to each Class A Note:

                        (A) in payment to the Currency Swap Providers under a Confirmation of the A$ Equivalent of any Carry Over Class A Charge Offs relating to the Class A Offered Notes;

                        (B) in repaying the Redraw Principal Outstanding of each Redraw Funding Facility to the extent of any Carry Over Redraw Charge Offs; and

                        (C) in repaying the Top-up Principal Outstanding of each Top-up Funding Facility to the extent of any Carry Over Top-up Charge Offs,

                        including (without duplication) all amounts allocated under clause 6.2(a)(9) on the two preceding Monthly Payment Dates[; and

                        (D) in payment to the Class A[ ] Noteholders of any Carry Over Class A Charge Offs;]

                  (10) tenthly, in repayment of the Invested Amount of the Class B Notes to the extent of any Carry Over Class B Charge Offs including (without duplication) all amounts allocated under clause 6.2(a)(10) on the two preceding Monthly Payment Dates;

                  (11) eleventhly, in payment towards any break costs payable on cancellation of any Interest Hedge to the extent that those amounts are not recovered under the relevant Loan secured by Mortgages comprised in Assets of the Fund in the form of any applicable prepayment fees or a drawing has not been made under a Payment Funding Facility for the applicable Quarterly Calculation Period, including all amounts allocated under clause 6.2(a)(11) on the two preceding Monthly Payment Dates (to the extent not paid under clause 6.1(c)(9)); and

                  (12) twelfthly, subject to clause 6.3, pari passu and rateably in payment to the Liquidity Noteholder of the principal amount outstanding in respect of the Liquidity Notes and in repayment of any principal in respect of any Payment Funding Facility for the applicable Quarterly Calculation Period, including (without duplication) all amounts allocated under clause 6.2(a)(12) on the two preceding Monthly Payment Dates.

            (d) The Trustee must only make an application of Principal Collections under clause 6.2(c) to the extent that any Principal Collections remain from which to make the application, after payment of amounts with priority to that payment have been made.

      6.3   RIGHTS OF LIQUIDITY NOTEHOLDER

            On any Quarterly Payment Date, the Trustee must not make any payments out of Principal Collections to the Liquidity Noteholder under clause 6.2 unless the Invested Amount of all the Class A Notes and Class B Notes is zero, or will be zero following any payments made on the relevant Quarterly Payment Date.

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                                                                         page 43

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

      6.4   FUNDING LOAN REDRAW FACILITIES

            (a) The Trustee may only fund advances under Loan Redraw Facilities from Collections which represent prepayments of principal under Loans (REDRAW PREPAYMENTS) and by drawings under Redraw Funding Facilities.

            (b) The Trustee must not apply any Redraw Prepayments to making advances under a Loan Redraw Facility unless:

                  (1) all amounts specified in clauses 6.2(a)(1) to 6.2(a)(4) inclusive and clauses 6.2(c)(1) to 6.2(c)(4) inclusive which are due and payable have been paid or allocated; and

                  (2) the Trustee holds Collections equal to the sum of the advance under the Loan Redraw Facility and all amounts specified in clauses 6.2(a)(1) to 6.2(a)(4) inclusive and clauses 6.2(c)(1) to 6.2(c)(4) inclusive which are accrued but not due and payable.

      6.5   FUNDING TOP-UP LOANS

            (a) Subject to clause 6.5(c), the Trustee may only fund advances for Top-up Loans from Collections which represent repayments or prepayments of principal under Loans (TOP-UP PREPAYMENTS) and by drawings under Top-up Funding Facilities.

            (b) The Trustee must not apply any Top-up Prepayments to making advances for a Top-up Loan unless:

                  (1) all amounts specified in clauses 6.2(a)(1) to 6.2(a)(4) inclusive and clauses 6.2(c)(1) to 6.2(c)(4) inclusive which are due and payable have been paid or allocated; and

                  (2) the Trustee holds Collections equal to the sum of the advance under the Top-up Loan and all amounts specified in clauses 6.2(a)(1) to 6.2(a)(4) inclusive and clauses 6.2(c)(1) to 6.2(c)(4) inclusive which are accrued but not due and payable.

            (c) The Trustee must not fund any advances for Top-up Loans until a Top-up Funding Facility has been duly executed in the form agreed by each Designated Rating Agency.

      6.6   PAYMENT OF CHARGE OFFS

            The amount of any reinstatement under clauses 6.1(a)(11), 6.1(a)(12), 6.1(a)(13), 6.1(c)(11), 6.1(c)(12) and 6.1(c)(13) must be applied on the relevant Payment Date of the reinstatement in accordance with clause 6.2 as if the amount reinstated formed part of Principal Collections.

--------------------------------------------------------------------------------
7     SUBSTITUTION OF MORTGAGES

      7.1   PURCHASE OF SUBSTITUTE MORTGAGES

            (a) The Manager may, within 120 days after the issue of the Bond Issue Confirmation Certificate (as defined in the Mortgage Origination and

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                                                                         page 44

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  Management Agreement), determine to suspend, to the extent necessary, the obligations of the Trustee to treat as Principal Collections so much of the payments in respect of principal received on the repurchase of Loans pursuant to either clause 10.4 of the Mortgage Origination and Management Agreement or clause 11.6 of the Master Trust Deed, to purchase substitute mortgages.

            (b) Any payments of principal suspended in accordance with clause 7.1(a) (SUSPENDED MONEYS) may only be used in the manner provided in clause 7.1(c).

            (c) The Manager may only make a determination pursuant to clause 7.1(a):

                  (1) for the purpose of directing the Trustee to apply the Suspended Moneys in and toward the purchase of Mortgages (SUBSTITUTE MORTGAGES) from any other Fund which has been created pursuant to the Master Trust Deed (including Origination Fund No. 3);

                  (2) if the final payment date of each Substitute Mortgage is at least one year before the Final Maturity Date of the Notes;

                  (3) if the Manager has given the Designated Rating Agencies not less than 5 Banking Days notice or such shorter period as the Designated Rating Agencies may agree of its intention to make the determination;

                  (4) if the Manager receives confirmation from the Designated Rating Agencies that the purchase by the Trustee of the Substitute Mortgages will not adversely affect the Designated Rating of the Notes; and

                  (5)   if

                        (A) the Trustee receives from the Manager a completed Mortgage Transfer Proposal in relation to the Substitute Mortgage no later than 2 Banking Days prior to the date referred to in the Mortgage Transfer Proposal for the purchase of the Substitute Mortgage;

                        (B) the Manager certifies to the Trustee that the proposed Substitute Mortgage is a Mortgage for the purposes of this agreement, and satisfies the requirements in this clause 7, as at the Transfer Date;

                        (C) prior to or on the Transfer Date the Trustee obtains, or enters into arrangements to obtain with effect from the Transfer Date, as Trustee of the Fund the benefit of the Enhancements and Interest Hedge (if any) referred to in the Mortgage Transfer Proposal.

                        If the provisions of this clause 7 are satisfied then the Substitute Mortgage shall be acquired from any other relevant Fund which has been created pursuant to the Master Trust Deed (including Origination Fund No. 3).

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                                                                         page 45

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

--------------------------------------------------------------------------------

8     NOTIFICATIONS OF CALCULATIONS

            (a) The Manager must calculate the Collections for an immediately preceding:

                  (1) Monthly Calculation Period no later than 6 Banking Days before each Monthly Payment Date; and

                  (2) Quarterly Calculation Period no later than 6 Banking Days before each Quarterly Payment Date; and.

            (b) The Manager must, not later than 2 Banking Days before each relevant Payment Date advise the Trustee and in respect of Class A Offered Notes only, the Currency Swap Providers in writing of:

                  (1)   all amounts payable or to be allowed for under clause 6;

                  (2) reasonable details of the calculation of all such amounts; and

                  (3) the Outstanding Principal Balance and Invested Amount of each Note following the making of all payments to be made on that relevant Payment Date in accordance with clauses 3 and 6.

            (c) The Manager must also notify the Trustee of all details of payments which are to be made by or on behalf of the Trustee on or by each relevant Payment Date. The Manager must, not later than 2 Banking Days before each relevant Payment Date also notify the Currency Swap Providers of all payments which are to be made by or on behalf of the Trustee on each relevant Payment Date under clauses 6.1 and 6.2 in respect of Class A Offered Notes.

            (d) In the absence of manifest error, each of the Trustee and the Currency Swap Providers is entitled to rely (and will rely on) conclusively on the Manager's calculations and notifications and is not required to investigate the accuracy of them.

--------------------------------------------------------------------------------
9     AMENDMENTS TO MASTER TRUST DEED

            The Master Trust Deed is amended for the purpose of the Fund as follows and for the avoidance of doubt terms used in this clause 9, unless otherwise defined in the Master Trust Deed, have the same meanings given to them in this Supplementary Bond Terms Notice:

            (a)   Clause 1.1 - Authorised Investment

                  For the purposes of the definition of Authorised Investment in clause 1.1 of the Master Trust Deed:

                  (1) the words ", stock" are deleted from paragraph (c) of that definition;

                  (2) the words "or stock" are deleted from paragraph (d) of that definition; and

                  (3) each investment must be of a type which does not adversely affect the 50% risk weighting attributed to the Notes by the Bank of England (as to which the Trustee may rely conclusively on advice from the Manager to that effect).

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                                                                         page 46

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            (b)   Clause 1.1 - Expenses

                  For the purpose of the definition of Expenses in clause 1.1 of the Master Trust Deed,

                  (1) words "subject to clauses 14 and 18," are added at the beginning of paragraph (m);

                  (2) new paragraphs (o) and (p) are inserted as follows and the existing paragraphs (o), (p) and (q) become (q), (r) and (s) respectively:

                        "(o) any fees and expenses under or in connection with any Transaction Document payable to DTC, the Note Trustee, the Paying Agents, [the Class A[ ] Irish Paying Agent,] the Note Registrar, the Calculation Agents (for which the Trustee is not personally liable under the Transaction Documents), any Securities System and any Stock Exchange;

                        (p) any costs and expenses incurred by the Trustee or the Manager in complying with their obligations under this Deed or any Transaction Document in connection with compliance with Regulation AB;"; and

                  (3) in the existing paragraph (p) (which following the amendment in clause 9(b)(2) is renumbered paragraph
                        (r)), the words ", other than as contemplated in paragraph (p) above" are inserted at the end before the semi-colon.

            (c)   Clause 1.1 - Financial Default

                  For the purpose of the definition of Financial Default delete "3 Banking Days" and insert "10 Banking Days".

            (d)   Clause 1.1 - Fitch

                  For the purposes of the Fund, the definition of Fitch in clause 1.1 of the Master Trust Deed, is deleted and the following definition is inserted:

                  "FITCH RATINGS means Fitch Australia Pty Ltd and its successors and assigns".

            (e)   Clause 1.1 - Manager's Default

                  For the purposes of the definition of Manager's Default add "or any representation given by the Manager in any Transaction Document in relation to the Fund is or becomes not true" after the words "in relation to the Fund" in paragraph (a) of the definition.

            (f)   Clause 1.1 - Net Income

                  For the purposes of the Fund, the definition of Net Income in clause 1.1 of the Master Trust Deed is deleted.

            (g)   Clause 1.1 - Net Income Account

                  For the purposes of the Fund, the definition of Net Income Account in clause 1.1 of the Master Trust Deed is deleted.

            (h)   Clause 1.1 - Noteholders Report

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                                                                         page 47

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  For the purposes of the Fund, the following new definition is inserted alphabetically in clause 1.1 of the Master Trust
                  Deed:

                        "NOTEHOLDERS REPORT means the report to be delivered by the Manager, on behalf of the Trustee, and containing the information set out in Schedule 2 of the Note Trust Deed with respect to the Fund;"

            (i)   Clause 1.1 - Operating Income

                  For the purposes of the Fund, the following new definition is inserted alphabetically in clause 1.1 of the Master Trust
                  Deed:

                        "OPERATING INCOME means the gross income realised by the Fund from its operations including rent, interest, dividends, distributions and otherwise less expenses arising in deriving that income including, but not limited to:

                        (1)   outgoings in respect of the assets of the Fund;

                        (2)   repairs and maintenance;

                        (3)   interest and other borrowing costs;

                        (4)   fees paid to the Trustee and Manager; and

                        (5) any other amount that the Manager considers prudent or appropriate to allow for contingencies or future expenses that will or may arise in respect of the Fund;".

            (j)   Clause 1.1 - Operating Income Account

                  For the purposes of the Fund, the following new definition is inserted alphabetically in clause 1.1 of the Master Trust
                  Deed:

                        "OPERATING INCOME ACCOUNT in relation to an Origination Fund means the bank account established by the Trustee as trustee of that Origination Fund pursuant to clause 19.1(c);".

            (k)   Clause 1.1 - Rating Agency

                  For the purpose of definition of Rating Agency in clause 1.1 replace the word "Fitch" with the words "Fitch Ratings".

            (l)   Clause 1.1 - Securities System

                  For the purpose of the definition of Securities System in clause 1.1 insert "or DTC" after "Euroclear".

            (m)   Clause 1.1 - Termination Date

                  For the purpose of the definition of "Termination Date" in clause 1.1 of the Master Trust Deed;

                  (1) the words "and the Trustee and Manager agree that no further Bonds are proposed to be issued by the Trustee in relation to that Fund" are inserted at the end of paragraph (c)(1) of that definition;

                  (2)   paragraph "(a)" of that definition is deleted;

                  (3) paragraph "(b)" of that definition is re-lettered as paragraph "(a)";

                  (4) paragraph "(c)" of that definition is re-lettered as paragraph "(b)";

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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                  (5)   paragraph "(d)" of that definition is re-lettered as
                        paragraph "(c)"; and

                  (6) the words "under paragraphs (c) and (d)" in the final paragraph of that definition are deleted and replaced with the words "under paragraphs (b) and (c)".

            (n)   Clause 1.2(k)

                  For the purposes of the Fund, clause 1.2(k) of the Master Trust Deed is deleted and the following new clause 1.2(k) is inserted as follows:

                        "(k) Not used;".

            (o)   Clause 2.4 - No Further Interests

                  For the purposes of the Fund, a new clause 2.4 is inserted in the Master Trust Deed as follows:

                        "2.4  NO FURTHER INTERESTS

                              The Trustee must not create any further interests in the Funds after the date that is the eightieth anniversary of the date of this Deed.".

            (p)   Clause 3.1 - Beneficial Interest in the Origination Funds

                  For the purpose of clause 3.1(a) of the Master Trust Deed:

                  (1) the words "Net Income" as it appears twice in the first line of the paragraph are deleted, and the words "Net Income" in the first line of the paragraph are deleted and replaced with the words "Operating Income"; and

                  (2) the words "Net Income Account" in the third line of the paragraph are deleted and replaced with the words "Operating Income Account".

            (q)   Clause 5 - Notes

                  For the purpose of the Fund, clause 5 in the Master Trust Deed is deleted and the following clause 5 is inserted as follows:

                        "5.   NOTES

                        5.1   ACKNOWLEDGMENT OF INDEBTEDNESS

                              Subject to the terms of this Deed and the Supplementary Bond Terms Notice:

                              (a) each entry in the Register for a Fund in respect of [a Class A[ ] Note] [and] a Class B Note relating to the Fund; and

                              (b) in relation to each Class A Offered Note relating to a Fund, that Class A Offered Note,

                                    constitutes an independent and separate
                                    acknowledgment to the relevant Noteholder by the Trustee of its indebtedness as trustee of the Fund for the Outstanding Principal Balance of that Note together with the other rights given to Noteholders under this Deed, the Supplementary Bond Terms Notice and

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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                                    the Security Trust Deed, and (in relation to
                                    a Class A Offered Note) the Note Trust Deed and the Conditions.

                        5.2   LEGAL NATURE OF NOTES

                              (a) [Class A[ ] Notes] [and] Class B Notes will be in the form of inscribed stock, and the Trustee's obligations in relation to the Notes and under this Deed and this Supplementary Bond Terms Notice (including any obligation to pay interest or principal) will become effective on inscription in the Register for the Fund under this Deed and this Supplementary Bond Terms Notice of the details for those [Class A[ ] Notes] [and] Class B Notes.

                              (b) Class A Offered Notes will be in registered form in respect of Book-Entry Notes and will be in registered form in respect of Definitive Notes.

                        5.3   TERMS OF NOTES

                              (a) All Notes issued by the Trustee as trustee of a Fund shall be issued with the benefit of, and subject to, this Deed, the relevant Supplementary Bond Terms Notice and the relevant Security Trust Deed and, in relation to Class A Offered Notes, the Note Trust Deed and the Conditions.

                              (b) The documents referred to in paragraph (a) are binding on the Manager, the Trustee, the Note Trustee, the Security Trustee and the Noteholders.

                        5.4   INTEREST AND PRINCIPAL ENTITLEMENT OF NOTEHOLDERS

                              Subject to this Deed, the relevant Supplementary Bond Terms Notice and the Security Trust Deed and, in relation to Class A Offered Notes, the Note Trust Deed and the Conditions, the Trustee as trustee of a Fund must, in respect of the Notes issued by it in that capacity, pay or cause to be paid to the Noteholders (as relevant) of those
                              Notes:

                              (a) (INTEREST) Interest on each relevant Payment Date; and

                              (b) (PRINCIPAL) their Principal Entitlement on each relevant Payment Date.

                        5.5   NOTES NOT INVALID IF ISSUED IN BREACH

                              No Note shall be invalid or unenforceable on the ground that it was issued in breach of this Deed, the relevant Supplementary Bond Terms Notice or any other Transaction Document.

                        5.6   LOCATION OF CLASS A[ ] NOTES AND CLASS B NOTES

                              The property in [Class A[ ] Notes] [and] Class B Notes shall for all purposes be regarded as situated at the place where the Register on which those [Class A[ ] Notes] [and] Class

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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                              B Notes are recorded is located.

                        5.7   NO DISCRIMINATION BETWEEN NOTEHOLDERS

                              There shall not be any discrimination or preference between Notes within the same Class, or the corresponding Noteholders, in relation to a Fund by reason of the time of issue of Notes or for any other reason, subject only to the Supplementary Bond Terms relating to the Notes the terms of the Security Trust Deed relating to the Fund and the Note Trust Deed and the Conditions in relation to the Class A Offered Notes.

                        5.8   NOTE REGISTER

                              In the event that any Definitive Notes are issued in registered form, the Trustee (or if the Trustee fails to do so, the Manager on behalf of the Trustee) must, on the direction of the Manager, appoint a person to operate and maintain a register of those notes in accordance with standard United States practice and law."

            (r) Clause 6.2 - Limit on Interest of Income Unitholder in Assets of an Origination Fund

                  For the purpose of clause 6.2 of the Master Trust Deed:

                  (1) the words "Net Income" in the second line of the paragraph are deleted and replaced with the words "Operating Income"; and

                  (2) the words "Net Income Account" in the fourth line of the paragraph are deleted and replaced with the words "Operating Income Account".

            (s)   Clause 6.5 - Ranking of interest of Beneficiary

                  For the purposes of clause 6.5 of the Master Trust Deed, the Trustee may seek and rely upon a direction from the Note Trustee as to the interests of the Class A Offered Noteholders.

            (t)   Clauses 7.1 and 7.7(a) - Bond Issue Direction

                  (1) For the purposes of clause 7.1 of the Master Trust Deed, the Securitisation Fund Bond Issue Direction for the Notes may be issued by the Manager on or at any time prior to the Bond Issue Date for the Notes.

                  (2) For the purposes of clause 7.7(a) of the Master Trust Deed, the certification by the Manager may occur on or at any time prior to the Bond Issue Date for the Notes.

            (u)   Clause 7.8 - Issue of Bonds and Transfer of Benefit of
                  Mortgages

                  (1) Clause 7.8(b) of the Master Trust Deed is amended by inserting "in respect of Class B Notes only" after "Applications for Bonds".

                  (2) Clause 7.8(c) of the Master Trust Deed is amended by replacing paragraph (1) with the following:

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                              "(1) (TRANSACTION DOCUMENTS): entered into the Transaction Documents to which it is a party in its capacity as trustee of the Fund;".

            (v)   Clause 8 - Transfer of Notes

                  (1) For the purposes of this Fund, clause 8 of the Master Trust Deed applies in respect of [the Class A[ ] Notes] [and] the Class B Notes but, except for clause 8.1(a),
                        (b) and (c) does not apply to the Class A Offered Notes.

                  (2) For the purposes of this Fund, clause 8.1(a) of the Master Trust Deed is amended by inserting the words "and (in respect of the Class A Offered Notes) the relevant Note Trust Deed and Conditions" after the words "subject to this Deed and the corresponding Supplementary Bond Terms".

            (w)   Clause 9 - Note Registration Confirmation

                  For the purposes of this Fund, clause 9 applies to [the Class A[ ] Notes] [and] the Class B Notes and does not apply to the Class A Offered Notes.

            (x)   Clause 10.12 - Moneys Payable to Trustee

                  For the purposes of the Fund, the words "and any moneys payable to the Principal Paying Agent under any Transaction Document" are inserted after the words "subject to this Deed."

            (y)   Clause 11 - Origination and Management of Mortgages

                  A new clause 11.6 is inserted as follows:

                  "11.6 REPURCHASE OF MORTGAGES

                        (a) If the Manager determines that any representation or warranty by the Mortgage Manager under the Mortgage Management Agreement with respect to a Mortgage forming part of the Securitisation Fund is false or misleading, the Trustee, as trustee of any other Fund created pursuant to the Master Trust Deed, will be obliged at the request of the Manager made in accordance with clause 10.4 to either (at the election of the Manager):

                              (1)   repurchase the Mortgage; or

                              (2) repurchase and substitute or substitute a Mortgage in which event the Trustee shall be obliged to comply with the provisions of clause 7 of the Supplementary Bond Terms Notice with respect to the substitution of Mortgages, within 120 days after the date of the relevant Bond Issue Confirmation Certificate (as defined in the Mortgage Management Agreement).

                        (b) For the avoidance of doubt, it is recorded that neither the Trustee nor the Mortgage Manager shall be obliged to pay damages to the Note Trustee or any Class A Noteholder or any other person as a consequence of any breach of

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                              warranty on the part of the Mortgage Manager contained in the Mortgage Management Agreement.

                        (c) The provisions of clauses 7.14 and 7.15 shall be incorporated into this clause mutatis mutandis in relation to any Mortgage repurchased and any substitute Mortgage.

            (z)   Clause 12.17 - Additional Covenants by Manager

                  For the purposes of clause 12.17 of the Master Trust Deed, the Manager must also:

                  (1) (STOCK EXCHANGE): comply with the rules and regulations of each relevant Stock Exchange;

                  (2) (FILING): make or cause the making of all filings which the Manager is actually aware are required in connection with the Fund or the Assets of the Fund with any Governmental Agency in any jurisdiction;

                  (3) (COMPLY WITH OBLIGATIONS AND LAWS): promptly comply with all other duties and obligations imposed on the Manager by the Transaction Documents in relation to the Fund and comply with all relevant material laws in the relevant jurisdiction in carrying out such duties and obligations;

                  (4) (NOT MERGE): not merge or consolidate into another entity unless the surviving entity assumes the obligations of the Manager under the Transaction Documents;

                  (5) (ENHANCEMENTS): perform all obligations within its power to ensure that all Enhancements and Hedges are maintained and available for the Fund;

                  (6) (AGREED PROCEDURES): not agree to any amendment to the Agreed Procedures (as defined in the Mortgage Origination and Management Agreement) applicable to this Fund, unless each Designated Rating Agency has confirmed that it will not withdraw or downgrade the rating of the Notes as a result of such amendment; and

                  (7) (NOTEHOLDERS REPORT): deliver to the Trustee by not later than two Banking Days prior to each Monthly Payment Date the Noteholders Report for the related Monthly Calculation Period, with written instructions for the Trustee to forward the Noteholders Report to [each Class A[ ] Noteholder] [and] each Class B Noteholder.

            (aa)  Clause 14.1 - Retirement for Cause

                  For the purposes of the Fund, the following words are added at the end of clause 14.1:

                        "The costs of removal of the Manager under this clause
                        14.1 must be borne by the Manager. The Manager agrees to indemnify the Trustee and the Fund for these costs."

            (bb)  Clause 16.3 - To act honestly, diligently and prudently

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  Clause 16.3 of the Master Trust Deed is amended by:

                  (1)   replacing "." at the end of paragraph (g) with ";"; and

                  (2)   inserting new sub-clauses (i) and (j) as follows:

                        "(i) (REMOVAL OF THE TRUSTEE'S AGENTS OR DELEGATES): remove any agent or delegate of the Trustee that breaches any obligation or duty imposed on the Trustee under this Deed or any other Transaction Document in relation to the Fund where the Manager reasonably believes it will adversely affect the rating of either or both of the Class A Notes and the Class B Notes by the Designated Rating Agencies within 45 days' notice from the Manager to the Trustee to remove that agent or delegate; and

                        (j) (AGREED PROCEDURES): not agree to any amendment to the Agreed Procedures (as defined in the Mortgage Origination and Management Agreement) applicable to this Fund, unless each Designated Rating Agency has confirmed that it will not withdraw or downgrade the rating of the Notes as a result of such amendment."

            (cc) A new clause 16.10 inserted into the Master Trust Deed as follows:

                        "16.10 Compliance with laws

                        The Trustee must comply with all relevant material laws in the relevant jurisdiction in performance of its duties and in exercising its discretions under the Transaction Documents."

            (dd)  Clause 18.1 - Retirement for Cause

                  For the purposes of the Fund, the following words are added at the end of clause 18.1:

                        "The costs of removal of the Trustee under this clause
                        18.1 must be borne by the Trustee. The Trustee agrees to indemnify the Manager and the Fund for these costs."

            (ee)  Clause 19.1 - Opening of bank accounts

                  For the purposes of the Fund, the following amendments are made to clause 19.1 of the Master Trust Deed:

                  (1) in first and fourth lines of clause 19.1(c), the words "Net Income Account" are deleted and replaced with the words "Operating Income Account"; and

                  (2) the following new clause 19.1(d) is inserted immediately after clause 19.1(c):

                        "(d) (Change Bank Accounts): If a bank account for a Fund is held with a Bank which ceases to have the ratings specified in a Supplementary Bond Terms Notice in respect of the Fund, the Manager must direct the Trustee to, and the Trustee shall, as soon as practicable, and in any event, within 10 days of receipt of actual notice of that cessation:

                              (1)   close that account; and

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                              (2) transfer all funds standing to the credit of that account to another existing bank account for the Fund with a Bank which has the specified rating, or if none, open such an account, as nominated by the Manager."

            (ff)  Clause 19.2 - Location of Bank Accounts

                  For the purpose of clause 19.2(a) of the Master Trust Deed, the words "Net Income Account" in the third line of the paragraph are deleted and replaced with the words "Operating Income Account".

            (gg)  Clause 19.10 - All Transactions through Central Accounts

                  For the purposes of clause 19.10(c) of the Master Trust Deed:

                  (1) the words "Net Income" as it appears twice in the first line of the paragraph are deleted, and the words "Net Income" in the first line of the paragraph are deleted and replaced with the words "Operating Income";

                  (2) the words "Net Income Account" in the second line of the paragraph are deleted and replaced with the words "Operating Income Account".

            (hh) Clause 21.3 - Accounts to be kept in accordance with Approved Accounting Standards

                  For the purposes of the Fund, clause 21.3 of the Master Trust Deed is deleted and replaced with the following new clause 21.3:

                        "21.3 NOT USED".

            (ii)  Clause 22 - Payments

                  For the purposes of the Fund, the following amendments are made to the Master Trust Deed:

                  (1) clause 22.1(d) is deleted and replaced with the following:

                        "fourthly, subject to clause 22.4, to the Income Unitholder in accordance with its instructions";

                  (2) in clause 22.1(d), the words "Net Income" are deleted and replaced with the words "Operating Income";

                  (3) clause 22.2(d) is deleted and replaced with the following:

                        "(d) fourthly, subject to clause 22.4, to the Residual Capital Unitholder in accordance with its instructions";

                  (4) in clause 22.3(a), the words "Net Income" in the first line of the paragraph are deleted and replaced with the words "Operating Income", and the words "Net Income" in the third line of the paragraph are deleted and replaced with the words "Operating Income";

                  (5) in clause 22.3(b), the words "Net Income" as it appears twice in the first line of the paragraph are deleted, and the words "Net Income" in the first line of the paragraph are deleted and replaced with the words "Operating Income";

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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                  (6)   in clause 22.3(b), the words "Net Income" in the fourth
                        line of the paragraph are deleted and replaced with the words "Operating Income";

                  (7) in clause 22.3(c), the words "Net Income" in the first line of the paragraph are deleted and replaced with the words "Operating Income", the words "Net Income" in the second line of the paragraph are deleted and replaced with the words "Operating Income", and the words "Net Income Account" in subparagraph (2) are deleted and replaced with the words "Operating Income Account"; and

                  (8) clause 22.3(d) is deleted and replaced with the following:

                        "(d) Upon termination of the Fund, the surplus capital of the Fund remaining after satisfaction by the Trustee of all of its obligations in respect of the Fund shall be paid in relation to the first $100 only to the Residual Capital Unitholder and in relation to the balance to the Income Unitholder".

            (jj)  Clause 22.7 - Net Income, Income and Capital

                  For the purpose of clause 22.7 of the Master Trust Deed, clause 22.7 is deleted and replaced with the following new clause 22.7:

                  "22.7 OPERATING INCOME, INCOME AND CAPITAL

                        (a) For each Income Distribution Period the Manager must determine the Operating Income for the Income Distribution Period.

                        (b) If no determination is made or to the extent to which no determination is made under clause 22.7(a), then the Distributable Income for that Income Distribution Period is equal to the Operating Income for that Income Distribution Period.

                        (c) In determining the Operating Income the Manager does not have to take into account accounting standards or generally accepted accounting principles and practices which apply to trusts.

                        (d) Any references in this Deed to "CAPITAL" or "INCOME" will, for an Income Distribution Period of a Fund have a corresponding meaning consistent with the application of the foregoing for that Income Distribution Period of the Fund.".

            (kk)  Clause 23 - The Register

                  For the purpose of this Fund paragraphs (g) to (m) inclusive of clause 23.1 and clauses 23.5, 23.6 and 23.7 of the Master Trust Deed do not apply to the Class A Offered Notes.

            (ll)  Clause 25 - Payments generally

                  For the purpose of the Fund clause 25 is amended as follows:

                  (1)   By deleting "in Australia" from clause 25.1(b).

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  (2)   By inserting as clause 25.5 the following:

                        "25.5 CLASS A OFFERED NOTES

                        (a) Clause 25.1 to 25.3 inclusive apply to [the Class A[ ] Notes] [and] the Class B Notes only and not to the Class A Offered Notes and the following provisions of this clause 25.5 apply to the Class A Offered Notes only and not to [the Class A[ ] Notes] [and] the Class B Notes.

                        (b) Any payment made by or on behalf of the Trustee in respect of any Class A Offered Note must be made in accordance with the relevant Supplementary Bond Terms Notice and the relevant Note Trust Deed.

                        (c) There is a full satisfaction of the moneys payable under a Class A Offered Note, and a good discharge to the Trustee and the Manager (as the case may be) in relation to that Class A Offered Note, when so provided under the Note Trust Deed."

                  (3) A new clause 25.6 inserted into the Master Trust Deed as follows:

                        "25.6 TAXATION

                        (a) (NET PAYMENTS): Subject to this clause, payments in respect of the Notes shall be made free and clear of, and without deduction for, or by reference to, any present or future Taxes of any Australian Jurisdiction unless required by law.

                        (b) (INTEREST WITHHOLDING TAX - CLASS B NOTES): All payments in respect of the Class B Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Trustee or any person making payments on behalf of the Trustee is required by applicable law to make any such payment in respect of the Class B Notes subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatever nature. In that event the Trustee or any person making payments on behalf of the Trustee (as the case may be) will make such payment after such withholding or deduction has been made and will account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Trustee, any person making payments on behalf of the Trustee or any note trustee will be obliged to make any additional payments to Class B Noteholders in respect of that withholding or deduction.

                        (c)   (INTEREST WITHHOLDING TAX - CLASS A NOTES):
                              Payments on Class A Notes by or on behalf of the Trustee will be made subject to deduction for any Interest Withholding Tax (being tax imposed under Division 11A of Part IIIA of the Income Tax Assessment Act 1936 on amounts of, or deemed to be, interest or in the nature of interest) and all

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                              other withholdings and deductions referred to in Condition 7 of the Class A Notes.

                        (d) (TAX FILE NUMBERS): The Trustee or any person making payments on behalf of the Trustee will be required to deduct tax-at-source on interest payments on any Class A Note or Class B Note to each Class A Noteholder or Class B Noteholder who has or is required to have a Tax File Number at the highest personal marginal tax rate unless the Trustee or any person making payments on behalf of the Trustee receives from such Class A Noteholder or Class B Noteholder the Tax File Number (as defined in the Income Tax Assessment Act 1936) of that Class A Noteholder or Class B Noteholder, or evidence of any exemption the Class A Noteholder or Class B Noteholder may have from the need to advise the Trustee or any person making payments on behalf of the Trustee of a Tax File Number. The Tax File Number or appropriate evidence (as the case may be) must be received by the Trustee or any person making payments on behalf of the Trustee not less than ten Banking Days prior to the relevant payment date. The Trustee, or any person making any payments on behalf of the Trustee, is entitled to deduct any such tax-at-source required to be paid by it in relation to the Class A Notes or the Class B Notes at that highest personal marginal tax rate if no Tax File Number or exemption (as the case may be) is provided."

            (mm)  Clause 26.16 - Trustee's Right of Indemnity

                  For the purposes of this Fund, delete clause 26.16 and substitute the following:

                  "26.16 LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

                  (a) Subject to this Deed, a liability of the Trustee as trustee of the Fund arising under or in connection with this Deed is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets of the Fund which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Deed and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Deed or the Fund.

                  (b) Subject to clause 26.16(c), no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Fund or seek the appointment of a receiver (except under the Security Trust Deed in respect of the Fund), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee (except in relation to the assets of the Fund).

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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                  (c)   The provisions of this clause 26.16 shall not apply to
                        any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document for the Fund or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the assets of the Fund, as a result of the Trustee's fraud, negligence or wilful default.

                  (d) It is acknowledged that the Relevant Party is responsible under this Deed or the other Transaction Documents for the Fund for performing a variety of obligations relating to the Fund. No act or omission of the Trustee (including any related failure to satisfy its obligations under this Deed) will be considered fraud, negligence or wilful default of the Trustee for the purposes of clause 26.16(c) to the extent to which the act or omission was caused or contributed to by any failure by the Relevant Party or any other person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents for the Fund to fulfil its obligations relating to the Fund or by any other act or omission of the Relevant Party or any other person.

                  (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this Deed or any other Transaction Document for the Fund has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Trustee for the purposes of clause 26.16(c).

                  (f) In this clause 26.16 Relevant Parties means any party to a Transaction Document other than the Trustee.

                  (g) The Issuer is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless the Trustee's liability is limited in the same manner as set out in paragraphs (a) to (e) of this clause 26.16."

            (nn)  Clause 28 - Amendment

                  For the purposes of this Fund, the reference to prior consent of the Bondholders in clause 28.2 is a reference to the Extraordinary Resolution of Voting Secured Creditors passed in accordance with Schedule 1 of the Security Trust Deed.

            (oo)  Schedule 9 - Amendment

                  For the purposes of this Fund, delete the word "15th September, December, March and June" in the definition of "Fee Payment Date"" in clause 1 and insert the words "[ ]th day of
                  [       ], [       ], [      ] and [     ]" and delete the
                  word "15th" in the definition of "Valuation Date" in clause 1 and insert the word "last".

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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10    RATING AGENCY REQUIREMENTS

      10.1  DESIGNATED RATING AGENCIES

            The Designated Rating Agencies for the Notes as at the Closing Date are [Moody's], [S&P] and [Fitch Ratings].

      10.2  DESIGNATED RATINGS

            The Designated Ratings for the Notes are as follows:

            (a)   For the Class A Notes:

                  (1)   in the case of [Moody's] - ["Aaa"];

                  (2)   in the case of [S&P] - ["AAA"];

                  (3)   in the case of [Fitch Ratings] - ["AAA"]; and

            (b)   For the Class B Notes:

                  (1)   In the case of [Moody's] - ["Aa2"];

                  (2)   In the case of [S&P] - ["AA"]; and

                  (3)   In the case of [Fitch Ratings] - ["AA"].

      10.3  MINIMUM RATING REQUIREMENTS

            Subject to clauses 5.3 and 10.4, all Authorised Investments of the Fund other than cash and Mortgages must be rated "AAA" or "A-1+" by [S&P] and "Aaa" or "Prime-1" by [Moody's] and "AAA" or "F1+" by [Fitch Ratings].

      10.4  BANKS

            (a) Subject to clause 10.4(b), any bank account for the purposes of clause 19.1 and 19.11 of the Master Trust Deed must be with a Bank which has a short-term rating of at least "P-1" [(Moody's)], "A-1+" [(S&P)] and "F1" [(Fitch Ratings)].

            (b) Subject to clause 5.3, the Assets of the Fund may be invested in deposits which mature or are callable within 30 days of being made with a Bank rated at least "A-1" by [S&P], provided that the aggregate amount of such deposits does not at any time exceed 20% of the Total Outstanding Principal Balance.

      10.5  NOTIFICATIONS TO DESIGNATED RATING AGENCIES

            The Manager must give written notice to each Designated Rating
            Agency:

            (a) of the occurrence of an Event of Default under the Security Trust Deed, promptly upon becoming aware of the same;

            (b) prior to any amendment being made to any Transaction Document (including any change to any of the parties to any Transaction Document); and

            (c) of a breach of a provision of a Transaction Document relating to the Securitisation Fund, promptly upon becoming aware of the same, which

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                  breach is in the reasonable opinion of the Manager likely to have a material adverse effect on the ability of the Trustee to meet its obligations in respect of the Notes.

      10.6  NO OTHER REQUIREMENTS

            For the purposes of the Master Trust Deed, there are no minimum rating requirements in relation to the Fund, other than those expressly set out in this Supplementary Bond Terms Notice.

      10.7  LOAN FACILITIES

            The Manager must:

            (a) ensure that the form of documentation to provide Loan Redraw Facilities or Top-up Loans is approved by the Mortgage Insurer; and

            (b) that the provision of any Loan Redraw Facility or Top-up Loan is made in accordance with any relevant terms of the Mortgage Insurance Policy.

      10.8  TOP-UP LOANS

            In relation to a Top-up Loan, the Manager must ensure that in any Calculation Period:

            (a) a Top-up Loan may only be made if the current weighted average LTV of the Pool, after giving effect to the Top-up Loan, has increased by no more than [2]% of the weighted average LTV of the Pool as at the Cut-Off Date;

            (b) after giving effect to the Top-up Loan, the weighted average LTV of the Pool must not exceed the weighted average Original LTV of the Pool as of the Cut-Off;

            (c) after giving effect to the Top-up Loan, the percentage of Loans in the Pool with an Original LTV over [80]% must not exceed the percentage of Loans in the Pool with an Original LTV over [80]% as of the Cut-Off Date by more than [2]%;

            (d) a Top-up Loan will only be made if the term of the relevant Loan will not be increased as a result of the Top-up Loan being made;

            (e) a Top-up Loan will only be made for a period of [12] [18] [24] months after the Closing Date;

            (f) the aggregate of the Top-up Loans to be funded after the Suspension Date will not exceed [5]% of the Pool as at the Suspension Date; and

            (g) a Top-up Loan may only be made if there are as of the Cut-Off no unreimbursed Carry Over Class A Charge Offs, Carry Over Class B Charge Offs, Carry Over Redraw Charge Offs and Carry Over Top-up Charge Offs;

            or on such other conditions (whether in substitution or in addition to the above) as may be agreed by the Designated Rating Agencies and the Manager from time to time and notified to the Trustee.

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11    THRESHOLD RATE

            (a) In exercising its powers and performing its obligations under the Master Trust Deed, the Manager must at all times ensure that, to the extent that the Trustee is entitled to do so under the terms of the Mortgages, the rate of interest payable on or in respect of Loans secured by Mortgages comprised in the Assets of the Fund is changed from time to time so that:

                  (1) on the assumption that all parties to all of the Transaction Documents and all issuers of Authorised Investments from time to time comprised in the Assets of the Fund have complied and will at all times comply in full with their respective obligations under those Transaction Documents and Authorised Investments; and

                  (2)   having regard to:

                        (A)   the terms of the Transaction Documents;

                        (B) the terms of the Mortgages comprised in the Assets of the Fund;

                        (C)   the anticipated Expenses of the Fund;

                        (D) the amount of the Cash Collateral in the Cash Collateral Account;

                        (E)   all other information available to the Manager;

                        (F)   the Benchmark Rate from time to time; and

                        (G) any mismatch between the time at which the Benchmark Rate is determined and the time at which the rate of interest payable on or in respect of Loans secured by the Mortgages comprised in the Assets of the Fund may be reset, the Trustee will have available to it at all times sufficient funds to enable it to comply with all of its obligations under the Transaction Documents relating to the Fund as they fall due (other than any payments of interest on the Liquidity Notes).

            (b) Without limiting the operation of clause 11(a), the interest rate applicable to each fixed interest period of the Loan secured by a Mortgage comprised in the Assets of the Fund must be equal to or greater than:

                  (1) for so long as the Outstanding Principal Balance of all such Loans is equal to or less than [25]% of the Outstanding Principal Balance of all Loans secured by Mortgages comprised in the Assets of the Fund, the rate, expressed as a percentage, determined by the Manager to be the fixed-floating swap rate for the period most closely approximating the term of the fixed interest period of the Loans secured by the Mortgages plus [0.80]%; and

                  (2) for so long as the Outstanding Principal Balance of all such Loans is greater than [25]% of the Outstanding Principal Balance of all Loans secured by Mortgages comprised in the Assets of the Fund, such rate as agreed from time to time between the Manager and each Designated Rating Agency.

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            (c)   For the purposes of clause 11(a) it is acknowledged that if there is any shortfall under any determination under clause 11(a), the Manager may direct the Trustee to make a drawing under the Payment Funding Facility in respect of that shortfall (to the extent it has not already done so in respect of the shortfall) provided that:

                  (1) such a drawing must be made in accordance with clause 5.5(b)(2) of the Initial Payment Funding Facility; and

                  (2) if such a drawing is not made the Manager must comply with clauses 11(a) and 11(b).

--------------------------------------------------------------------------------
12    BENEFICIARIES

            (a) The Beneficiaries hold the beneficial interest in the Fund in accordance with the Master Trust Deed and this Supplementary Bond Terms Notice.

            (b) The beneficial interest held by each Beneficiary is limited to the Fund and each Asset of the Fund subject to and in accordance with the Master Trust Deed and this Supplementary Bond Terms Notice.

            (c) Subject to clause 12(d), no Beneficiary has any right to receive distributions in respect of the Fund other than the right to receive on the termination of the Fund the entire beneficial interest of the Fund.

            (d) The Income Unitholder has the right to receive distributions in respect of the Fund under the Master Trust Deed and this Supplementary Bond Terms Notice to the extent that Net Income is available for distribution under the Master Fund Deed and this Supplementary Bond Terms Notice.

            (e) The Beneficiaries may not assign, or create or allow to exist any Encumbrance over, its rights or interests in respect of the Fund if to do so might have an adverse tax consequence in respect of the Fund.

--------------------------------------------------------------------------------
13    NOTE TRUSTEE


      13.1  CAPACITY

            The Note Trustee is a party to this Supplementary Bond Terms Notice in its capacity as trustee for the Class A Offered Noteholders from time to time under the Note Trust Deed and, for the purposes of clause 16 in its capacity as the Principal Paying Agent, the Calculation Agent and the Note Registrar.

      13.2  EXERCISE OF RIGHTS

            (a) The rights, remedies and discretions of the Class A Offered Noteholders under the Transaction Documents including all rights to vote or give instructions to the Security Trustee and to enforce undertakings or warranties under the Transaction Documents, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only be exercised by the Note Trustee on behalf of the Class A Offered Noteholders in accordance with the Note Trust Deed.

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            (b) The Class A Offered Noteholders, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only exercise enforcement rights in respect of the Charged Property through the Note Trustee and only in accordance with the Transaction Documents.

      13.3  REPRESENTATION AND WARRANTY

            The Note Trustee represents and warrants to each other party to this Supplementary Bond Terms Notice that it has the corporate power to enter into the Transaction Documents to which it is a party and to exercise the rights, remedies and discretions of, and to vote on behalf of the Class A Offered Noteholders, in accordance with the Note Trust Deed and the Security Trust Deed.

      13.4  PAYMENTS

            Any payment to be made to the Class A Offered Noteholders under the Transaction Documents may be made to the Principal Paying Agent or the Note Trustee (as the case may be) in accordance with the Note Trust Deed.

--------------------------------------------------------------------------------
14    SECURITY TRUST DEED


      14.1  COMPLIANCE WITH SECURITY TRUST DEED

            The parties to this Supplementary Bond Terms Notice agree to comply with clause 12.14 of the Security Trust Deed.

      14.2  LIMITATION OF LIABILITY OF SECURITY TRUSTEE

            Clause 26.2 of the Security Trust Deed is incorporated as if set out in full in this Supplementary Bond Terms Notice except that any reference to "this Deed" is taken to be a reference to "this Supplementary Bond Terms Notice".

--------------------------------------------------------------------------------
15    MISCELLANEOUS

      15.1  BANKING DAY

            Except where this Supplementary Bond Terms Notice expressly provides to the contrary, where any determination, date, payment, matter or thing falls under this Supplementary Bond Terms Notice on a day which is not a Banking Day, then such determination, date, payment, matter or thing shall be done or extended to the first Banking Day thereafter.

      15.2  PROVISIONS OF THE MASTER TRUST DEED TO APPLY

            Other than as expressly set out herein, or inconsistent with this Supplementary Bond Terms Notice, but subject to clause 15.4, the provisions of the Master Trust Deed shall apply to all Notes and to all Noteholders.

      15.3  LIMITATION OF LIABILITY - TRUSTEE

            Without derogating from the generality of clause 15.2 nothing in this

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            Supplementary Bond Terms Notice shall, nor shall it be construed as, limiting or in any way affecting the full operation of clause 26 of the Master Trust Deed.

      15.4  AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF NOTES

            Notwithstanding clause 7.9 of the Master Trust Deed, the aggregate Outstanding Principal Balance of Notes created on the Bond Issue Date may exceed the then aggregate Outstanding Principal Balance of the Portfolio of Mortgages attached to the Bond Issue Direction.

      15.5  ATTORNEY

            Each of the Attorneys executing this notice states that the Attorney has no notice of alteration to, or revocation or suspension of, the power of attorney appointing that Attorney.

      15.6  KNOW YOUR CUSTOMER

            Subject to any confidentiality, privacy or general trust law obligations owed by the Trustee to Bondholders and any applicable confidentiality or privacy laws, except to the extent those obligations or laws are overridden by applicable anti-money laundering or counter-terrorism financing laws, each party hereto (INFORMATION PROVIDER) agrees to provide any information and documents reasonably required by another party hereto (INFORMATION RECEIVER) for the Information Receiver to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. The Information Receiver may, to the extent required by law, decline to perform its affected obligations under the Transaction Documents to which it is a party. Any Information Receiver receiving information and documents pursuant to this clause 15.6 agrees to utilize such information and documents solely for the purpose of complying with applicable anti-money laundering or counter-terrorism financing laws.

      15.7  COMPLIANCE WITH REGULATION AB

            In relation to compliance with Regulation AB:

            (a) the Manager and the Trustee acknowledge and agree that the purpose of this clause 15.7 is to facilitate compliance by the Trustee in relation to the Securitisation Fund with the provisions of Regulation AB and related rules and regulations of the Commission to the extent applicable to the Trustee;

            (b) the Manager shall not exercise its right to request delivery of information or other performance under these provisions other than as required to comply with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder, including Regulation AB, with respect to the Securitisation Fund. The Manager shall not request the delivery of information or other performance under this clause
                  15.7 unless the Manager is required under the Exchange Act to file an annual report on Form 10-K with respect to the Securitisation Fund. The Manager and the Trustee acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Manager in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB; provided that, to the extent the Manager and the Trustee do not agree with respect to an interpretation of Regulation AB, the Manager and the Trustee shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the Manager and the Trustee, addressed to the Manager and the Trustee, stating the opinion of such counsel with respect to the interpretation of the relevant provision(s) of Regulation AB; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the Manager and the Trustee. In relation to the Securitisation Fund, the Trustee shall cooperate fully with the Manager to deliver to the Manager (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information within the control of the Trustee or for which the Trustee is responsible necessary in the good faith determination of the Manager to permit the Manager to comply with the provisions of Regulation AB, together with such disclosures relating to the Manager, the Trustee, any Subcontractor of the Trustee, the Loans, the servicing of the Loans or any other servicing activities within the meaning of
                  Item 1122 of Regulation AB, reasonably believed by the Manager to be necessary in order to effect such compliance;

            (c) the Manager (including any of its assignees or designees) shall cooperate with the Trustee by providing timely notice of requests for information under these provisions following the Manager becoming aware that it is required under the Exchange Act to file an annual report on Form 10-K in any year and by reasonably limiting such requests to information required, in the Manager's reasonable judgment, to comply with Regulation AB;

            (d) the Trustee acknowledges and agrees that, to the extent the Manager reasonably determines, upon consultation with, and to the extent agreed with, the Trustee, that the Trustee is "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB, the Trustee will comply with the applicable requirements contained in clause 15.7(e) - (i); provided that, to the extent the Manager and the Trustee do not agree whether the Trustee is "participating in the servicing function" with respect to one or more Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund, the Manager and the Trustee shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the Manager and the Trustee, addressed to the Manager and the Trustee, stating whether, in the opinion of such counsel, the Trustee is "participating in the servicing function" with respect to such Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the Manager and the Trustee;

            (e)   on or before September 1 of each calendar year, commencing in
                  [      ], the Trustee shall upon the reasonable request of the
                  Manager:

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  (1) deliver to the Manager a report (in form and substance reasonably satisfactory to the Manager) regarding the Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding financial year ended June 30, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Manager and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Schedule 2 hereto and addressing, at a minimum, the criteria identified in Schedule 3 hereto as "Applicable Servicing Criteria", but only with respect to such of the Servicing Criteria that the Trustee performs;

                  (2) deliver to the Manager a report of a registered public accounting firm reasonably acceptable to the Manager that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                  (3) cause each Subcontractor of the Trustee (if any) determined by the Trustee pursuant to clause 15.7(f) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Manager an assessment of compliance and accountants' attestation as and when provided in clause 15.7(e)(1) and (2), but only with respect to such of the Servicing Criteria that such Subcontractor of the Trustee performs;

                  An assessment of compliance provided by a Subcontractor of the Trustee pursuant to clause 15.7(e)(3) need not address any elements of the Servicing Criteria other than those specified by the Trustee pursuant to clause 15.7(f), and need only address such of the Servicing Criteria that such Subcontractor performs;;

            (f)   in relation to the use of Subcontractors:

                  (1) the Trustee shall promptly upon the reasonable request of the Manager provide to the Manager (or any designee of the Manager) a written description (in form and substance satisfactory to the Manager) of the role and function of each Subcontractor utilized by the Trustee, specifying:

                        (A)   the identity of each such Subcontractor;

                        (B) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; and

                        (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause 15.7(f)(1)(B);

                  (2) as a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, (i) the Trustee shall cause any such Subcontractor used by the Trustee for the benefit of the Manager to

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        comply with the provisions of clauses 15.7(e) - (i),
                        15.8 and 15.9 of this Supplementary Bond Terms Notice to the same extent as if such Subcontractor were the Trustee (provided that in the case of a Subcontractor of the Trustee, the obligations of such Subcontractor under clause 15.7(g) will be owed directly to the Manager and the Trustee will do all things reasonably necessary to cause the Subcontractor to owe such obligations directly to the Manager) and (ii) the Trustee shall obtain the written consent of the Manager (which is not to be unreasonably withheld or delayed) to the utilization of such Subcontractor. The Trustee shall be responsible for obtaining from each Subcontractor and delivering to the Manager any assessment of compliance and accountants' attestation required to be delivered by such Subcontractor under clause 15.7(e) - (i), in each case as and when required to be delivered;

            (g) the Trustee shall indemnify the Manager, and shall hold the Manager harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that it sustains directly as a result of:

                  (1) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this clause
                        15.7 by or on behalf of the Trustee, or provided under this clause 15.7 by or on behalf of any Subcontractor of the Trustee (collectively, the "TRUSTEE INFORMATION"); provided that in the case of any untrue statement of a material fact contained or alleged to be contained in the accountant's letter, the Trustee will indemnify and hold harmless the Manager only to the extent of the sum that the Trustee recovers from the accounting firm providing such accountant's letter (which recovery the Trustee must if the Trustee in good faith determines the Trustee is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that the Trustee will not indemnify and hold harmless the Manager to the extent that the untrue statement of a material fact contained or alleged to be contained in the Trustee Information relates to information provided to the Trustee by the Manager or any other party to enable the Trustee to complete its duties under the Transaction Documents; or

                  (2) the omission or alleged omission to state in the Trustee Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that this clause 15.7(g)(2) shall be construed solely by reference to the Trustee Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Trustee Information or any portion thereof is presented together with or separately from such other information; provided, further, that in the case of the omission or alleged omission to state in an

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        accountant's letter a material fact required to be stated in the accountant's letter or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Trustee will indemnify and hold harmless the Manager only to the extent of the sum that the Trustee recovers from the accounting firm providing such accountant's letter (which recovery the Trustee must if the Trustee in good faith determines the Trustee is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that the Trustee will not indemnify and hold harmless the Manager to the extent that the omission or alleged omission to state in the Trustee Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, relates to information provided to the Trustee by the Manager or any other party to enable the Trustee to complete its duties under the Transaction Documents; or

                  (3) any failure by the Trustee or any Subcontractor of the Trustee to deliver any information, report, certification, accountants' letter or other material when and as required under this clause 15.7, including any failure by the Trustee to disclose any non-compliance with any of the Servicing Criteria in a certification or to identify pursuant to clause 15.7(f) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. In the case of any failure of performance described in clause 15.7(g)(3), the Trustee shall promptly reimburse the Manager, for all costs reasonably incurred by the Manager in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Trustee or any Subcontractor of the Trustee;

            (h) any failure by the Trustee or any Subcontractor of the Trustee to:

                  (1) deliver any information, report, certification, accountants' letter or other material when and as required under this clause 15.7, shall, except as provided in clause 15.7(h)(2), immediately and automatically, without notice or grace period, entitle the Manager, in its sole discretion:

                        (A) to remove the Trustee or direct the Trustee to remove the Subcontractor of the Trustee from the performance of any activities which the Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                        (B) to replace such party with respect to such activities, each at the expense of the Trustee, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to the Trustee; provided that to the extent that any provision of the Transaction Documents expressly provides for the survival of certain

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                              rights or obligations following termination of the Trustee, such provision shall be given effect;

                  (2) deliver any information, report, certification or accountants' letter when and as required under clause 15.7(e) - (i) or (except as provided below) any failure by the Trustee to identify pursuant to clause 15.7(f) any Subcontractor of the Trustee "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered, shall entitle the Manager, in its sole discretion:

                        (A) to remove the Trustee or direct the Trustee to remove the Subcontractor of the Trustee from the performance of any activities which the Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                        (B) to replace such party with respect to such activities, in the case of the Trustee or any Subcontractor of the Trustee, at the expense of the Trustee, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to the Trustee;

                        provided that to the extent that any provision of the Transaction Documents expressly provides for the survival of certain rights or obligations following termination of the Trustee, such provision shall be given effect; and

            (i) the Trustee shall promptly reimburse the Manager (or any designee of the Manager), for all reasonable expenses incurred by the Manager (or such designee), as such are incurred, in connection with the termination of the Trustee and the transfer of servicing activities within the meaning of Item 1122 of Regulation AB to a successor. The provisions of this clause 15.7(i) shall not limit whatever rights the Manager may have under other provisions of the Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

      15.8  DIRECTION OF CLAIMS BY THE MANAGER

            (a) If the Trustee is entitled to recover from the accounting firm providing the accountant's letter referred to in clause 15.7(g) by any action, proceeding, claim or demand ((for the purpose of this clause 15.8, a CLAIM), the Trustee must if the Trustee in good faith determines that it is entitled to do so after taking professional advice pursue such Claim and must promptly notify the Manager in writing of such Claim.

            (b) Upon notice to the Manager of any such Claim under clause 15.8(a), the Manager will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Trustee but approved by the Manager subject to the payment by the Trustee of all fees and expenses).

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            (c) If the Trustee receives notice from the Manager of its election to direct the Claim and the Manager approves the legal advisers selected by the Trustee for the purposes of that Claim, the Trustee will not be liable to the Manager under this clause 15.8 for any fees or expenses subsequently incurred by the Manager in connection with the Claim unless the Trustee does not employ legal advisers approved by or on behalf of the Manager to represent the Manager within a reasonable time after notice of the Claim.

      15.9  DIRECTION OF DEFENCE OF CLAIMS

            (a) If any action, proceeding, claim or demand brought against the Manager in connection with (i) any untrue statement of a material fact contained or alleged to be contained in the Trustee Information referred to in clause 15.7(g) or (ii) the omission or alleged omission to state in the Trustee Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (for the purpose of this clause 15.9, a CLAIM), the Trustee will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Trustee but approved by the Manager subject to the payment by the Trustee of all fees and expenses).

            (b) If the Trustee notifies the Manager in writing of its election to direct the defence of a Claim brought against the Trustee and the Manager approves the legal advisers selected by the Trustee for the purposes of the defence of that Claim, the Trustee will not be liable to the Manager under this clause
                  15.9 for any fees or expenses subsequently incurred by the Manager in connection with the Claim against the Trustee unless the Trustee does not employ legal advisers approved by or on behalf of the Manager to represent the Trustee within a reasonable time after notice of the Claim.

            (c) If any Claim brought against the Trustee is settled with respect to the Trustee with the consent of the Manager or if there is a final judgement against the Trustee in relation to it, the Trustee agrees to indemnify and hold harmless the Manager from and against any loss or liability by reason of such settlement or judgement (other than any fees and expenses incurred in circumstances where the Trustee is not liable for them under clause 15.9(b), or any fees and expenses incurred in connection with any Claim brought against the Trustee that is settled with respect to the Trustee or compromised by the Trustee without the consent of the Manager (unless the Manager has unreasonably withheld its consent)).

      15.10 [DETAILS ON REGISTER CONCLUSIVE]

            [In respect of all Class A[ ] Notes, the Class A[ ] Irish Paying Agent shall be entitled to rely on the Register as being a correct, complete and conclusive record of the matters set out in it at any time in respect of the Class A[ ] Notes and whether or not the information shown in the Register is inconsistent with any other document, matter or thing. The Class A[ ] Irish Paying Agent is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, the Register.]

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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16    PRIVACY

            (a) Each party to this Supplementary Bond Terms Notice acknowledges that Personal Information may be exchanged between the parties pursuant to the terms of this Supplementary Bond Terms Notice.

            (b) If Personal Information is exchanged between the parties, the party which provides the Personal Information must ensure that it obtains such consents, if any, as are required by the Privacy Act 1988 (as amended by the Privacy Amendment (Private Sector) Act 2000) to be obtained by that party in relation to the collection, use or disclosure of the Personal Information.

            (c) Each party to this Supplementary Bond Terms Notice undertakes to use its best endeavours to ensure that at all times during the term of this Supplementary Bond Terms Notice:

                  (1) Personal Information provided to it (the receiving party) by another party (the providing party):

                        (A) unless otherwise required by law, will be used only for the purpose of fulfilling the receiving party's obligations under the Transaction Documents; and

                        (B) except as expressly provided pursuant to the Transaction Documents, will not be disclosed to any third party unless express consent in writing is obtained from the providing party; and

                  (2) in addition to the obligation under clause 16(b) above, it will comply with the Privacy Act 1988 (as amended by the Privacy Amendment (Private Sector) Act 2000) and all applicable regulations, principles, standards, codes of conduct or guidelines concerning the handling of Personal Information under that Act or with any request or direction arising directly from or in connection with the proper exercise of the functions of the Privacy Commissioner.

            (d) In this clause 16, "Personal Information" has the same meaning as in the Privacy Act 1988.

            (e) Notwithstanding anything else contained in this clause 16, paragraphs (a) to (c) above do not apply to the Note Trustee, the Principal Paying Agent, the Calculation Agent or the Note Registrar. Each of the Note Trustee, the Principal Paying Agent, the Calculation Agent and the Note Registrar agrees to comply with all privacy legislation applicable to it.

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

DATED:   [                  ]



TRUSTEE

SIGNED BY
PERPETUAL LIMITED
by its attorney under Power of Attorney
dated
in the presence of:


--------------------------------                 -------------------------------
Witness                                          Attorney


--------------------------------                 -------------------------------
Name (please print)                              Name (please print)


MANAGER

SIGNED BY
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney under Power of Attorney
dated in
the presence of:


--------------------------------                 -------------------------------
Witness                                          Attorney


--------------------------------                 -------------------------------
Name (please print)                              Name (please print)




SECURITY TRUSTEE

ACKNOWLEDGED AND AGREED BY
PERPETUAL TRUSTEE COMPANY LIMITED
by its attorney
under Power of Attorney
dated
in the presence of:


--------------------------------                 -------------------------------
Witness                                          Attorney


--------------------------------                 -------------------------------
Name (please print)                              Name (please print)

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                                                                         page 73
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes



NOTE TRUSTEE

ACKNOWLEDGED AND AGREED BY
THE BANK OF NEW YORK
by its Authorised Signatory in the
presence of:


---------------------------------                 ------------------------------
Witness                                           Authorised Signatory


---------------------------------                 ------------------------------
Name (please print)                               Name (please print)


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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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--------------------------------------------------------------------------------
SCHEDULE 1 - SUPPLEMENTARY BOND TERMS NOTICE: SMHL GLOBAL FUND [   ]-[ ] -
LIQUIDITY NOTES

TO:   PERPETUAL LIMITED
      ABN 86 000 431 827
      as trustee of the SMHL Global Fund [   ]-[ ]
      (TRUSTEE)

FROM: ME PORTFOLIO MANAGEMENT LIMITED
      ABN 79 005 964 134
      as manager of the SMHL Global Fund [   ]-[ ]
      (MANAGER)

--------------------------------------------------------------------------------
1     FUNCTION

      This Supplementary Bond Terms Notice:

            (a)   accompanies a Securitisation Fund Bond Issue Direction dated
                  [           ] as the same may be amended from time to time, in
                  relation to a proposed issue of Notes by the Trustee;

            (b) sets out the Supplementary Bond Terms for the Notes comprised in the Class named in the Bond Issue Direction as the "SMHL
                  Global Fund [   ]-[ ] - Liquidity Notes"; and

            (c) shall be entered into the Register by the Trustee pursuant to clause 23.1(f) of the Master Trust Deed.

--------------------------------------------------------------------------------
2     DEFINITIONS AND INTERPRETATION

      2.1   DEFINITIONS

            In this Supplementary Bond Terms Notice (including clause 1), unless the context indicates a contrary intention:

            BOND ISSUE DIRECTION means the Securitisation Fund Bond Issue Direction referred to in clause 1(a).

            CLASS A NOTE has the meaning given to it in the SMHL Global Fund
            [   ]-[ ] Bond Terms.

            CLASS B NOTE has the meaning given to it in the SMHL Global Fund
            [   ]-[ ] Bond Terms.

            COMMISSION has the meaning given to it in the SMHL Global Fund
            [   ]-[ ] Bond Terms.

            EXCHANGE ACT has the meaning given to it in the SMHL Global Fund
            [   ]-[ ] Bond Terms.

            FINAL MATURITY DATE means the earlier of:

            (a) [                            ]; and

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            the date declared to be the Final Maturity Date in accordance with clause 5.

            [FITCH RATINGS means Fitch Australia Pty Ltd.]

            INTEREST AMOUNT means, in relation to a Liquidity Note and an Interest Period, interest on that Liquidity Note for that Interest Period calculated in accordance with clause 3.2.

            INTEREST PERIOD has the same meaning as in the SMHL Global Fund
            [   ]-[ ] Bond Terms for Class B Notes.

            INTEREST RATE has, in relation to an Interest Period, the same
            meaning as in the SMHL Global Fund [   ]-[ ] Bond Terms for
            Liquidity Notes.

            ISSUE DATE means the Bond Issue Date relating to the Liquidity
            Notes.

            LIQUIDITY NOTES means the Bonds (as defined in the Master Trust
            Deed) comprised in the Class named in the Bond Issue Direction as
            "SMHL Global Fund [   ]-[ ] - Liquidity Notes", issued by the
            Trustee pursuant to the Bond Issue Direction and in accordance with the Master Trust Deed.

            LIQUIDITY NOTEHOLDER means initially [P.T. Limited (as nominee for Perpetual Limited, in its capacity as trustee of [Superannuation Members' Home Loans Warehousing Trust 2004-1] [Superannuation Members' Home Loans Origination Fund No. 3])] [Industry Funds Management (Nominees 2) Pty Limited, in its capacity as trustee of Super Business Loans Unit Trust No. 1], and thereafter each person who is from time to time entered in the Register as the holder of a Liquidity Note.

            MANAGER means ME Portfolio Management Limited.

            MASTER TRUST DEED means the Master Trust Deed dated 4 July 1994 made between the Trustee and the Manager and providing for the establishment of a series of separate trusts known collectively as the Superannuation Members' Home Loans Trusts, as amended and restated from time to time.

            [MOODY'S means Moody's Investors Service Pty Limited.]

            ORIGINAL PRINCIPAL BALANCE means, in relation to a Liquidity Note, the initial Face Value of the Liquidity Note.

            OUTSTANDING PRINCIPAL BALANCE means, at any time in relation to a Liquidity Note, the Original Principal Balance of the Liquidity Note minus all repayments of principal made in relation to the Liquidity Note.

            PAYMENT DATE has the same meaning as in the SMHL Global Fund
            [   ]-[ ] Bond Terms for Class B Notes.

            PRINCIPAL COLLECTIONS has the same meaning as in the SMHL Global
            Fund [   ]-[ ] Bond Terms.

            REGULATION AB has the meaning given to it in the SMHL Global Fund
            [   ]-[ ] Bond Terms.

            [S&P means Standard and Poor's (Australia) Pty. Ltd.]

            SECURITIES ACT means the United States Securities Act of 1933, as amended.

            SECURITISATION FUND means the Securitisation Fund established under
            the Master Trust Deed known as the SMHL Global Fund [   ]-[ ].

            SECURITY TRUST DEED means the Security Trust Deed for the Securitisation Fund.

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            SERVICING CRITERIA means the "servicing criteria" set forth in Item
            1122(d) of Regulation AB, as such may be amended from time to time.

            SMHL GLOBAL FUND [   ]-[ ] BOND TERMS means the Supplementary Bond
            Terms Notice dated on or about the date of this Supplementary Bond Terms Notice in respect of the Securitisation Fund and providing terms of issue for the Class A Notes and Class B Notes.

            SUBCONTRACTOR means any vendor, subcontractor or other entity that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Loans or the Securitisation Fund under the direction or authority of the Trustee.

            TRUSTEE means Perpetual Limited, in its capacity as trustee of the Securitisation Fund.

      2.2   INCORPORATION OF MASTER TRUST DEED DEFINITIONS

            Subject to clause 2.1, each term or expression used herein that is defined in the Master Trust Deed (as amended by the SMHL Global Fund
            [   ]-[ ] Bond Terms) and is not defined herein shall have the same meaning herein unless the context otherwise requires or unless otherwise defined herein.

      2.3   INTERPRETATION

            The provisions of clause 1.2 of the Master Trust Deed shall be incorporated, mutatis mutandis, into this Supplementary Bond Terms
            Notice, except that references to the SMHL Global Fund [   ]-[ ]
            Bond Terms are to the SMHL Global Fund [   ]-[ ] Bond Terms as at
            the Issue Date.

--------------------------------------------------------------------------------
3     INTEREST ON THE LIQUIDITY NOTE

      3.1   INTEREST

            Each Liquidity Note bears interest calculated, and payable in arrears, in accordance with this clause 3 and clause 7 until the Final Maturity Date or the date on which the Outstanding Principal Balance of the Liquidity Note is reduced to zero (whichever is the earlier).

      3.2   CALCULATION OF INTEREST

            Interest on each Liquidity Note is calculated for each Interest
            Period:

            (a) on the daily Outstanding Principal Balance of the Liquidity Note during that Interest Period;

            (b) at the Interest Rate for the Liquidity Note for that Interest Period; and

            (c) on the actual number of days in that Interest Period and assuming a year of 365 days.

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                                                                         page 77
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

      3.3   PAYMENT OF INTEREST

            On each relevant Payment Date, the Manager must direct the Trustee to pay, and the Trustee must, subject to clause 7, pay the Interest Amount for each Liquidity Note for the Interest Period to which that relevant Payment Date relates.

--------------------------------------------------------------------------------
4     PAYMENT OF PRINCIPAL ON THE NOTES

      4.1   FINAL MATURITY DATE

            The Outstanding Principal Balance of each Liquidity Note must, subject to clause 7, be repaid in full on the Final Maturity Date.

      4.2   REDUCTION IN PRINCIPAL BALANCE

            On each relevant Payment Date, the Trustee must (at the direction of the Manager) comply with clause 5.5 of the SMHL Global Fund
            [    ]-[ ] Bond Terms and each repayment of principal of the
            Liquidity Notes must be applied as between each Liquidity Note as the Manager may from time to time determine until the Outstanding Principal Balance for each Liquidity Note is reduced to zero. Each payment of principal in respect of a Liquidity Note under this Supplementary Bond Terms Notice reduces the Outstanding Principal Balance of the Liquidity Note by the amount of that payment. The Trustee has no obligation to make any payment under this clause 4 in respect of the Liquidity Notes in excess of the Outstanding Principal Balance of the Liquidity Notes immediately prior to that payment being made.

      4.3   CANCELLATION ON REPAYMENT

            Upon the reduction of the Outstanding Principal Balance of the Liquidity Notes to zero by repayment of principal in accordance with this Supplementary Bond Terms Notice and payment of all the Interest Amounts in relation to that Liquidity Bond, the Liquidity Note is cancelled.

--------------------------------------------------------------------------------
5     NOTES CALLABLE AT OPTION OF TRUSTEE

      If the Trustee declares a date to be the Final Maturity Date of the Notes
      issued pursuant to the SMHL Global Fund [   ]-[ ] Bond Terms in accordance
      with the SMHL Global Fund [   ]-[ ] Bond Terms, the Trustee must declare,
      and the Manager must direct the Trustee to declare, by giving not less than 5 Banking Days notice to the Liquidity Noteholder, that same date to be the Final Maturity Date for the Liquidity Notes.

--------------------------------------------------------------------------------
6     CASH COLLATERAL

      The Trustee and Manager must:

            (a)   comply with the terms of clause 5 of the SMHL Global Fund
                  [   ]-[ ] Bond Terms; and

            (b)   not make any variation or amendment to the SMHL Global Fund
                  [   ]-[ ] Bond Terms without the consent of the Liquidity
                  Noteholder.

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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7     DISTRIBUTION OF COLLECTIONS

      7.1   DISTRIBUTION OF COLLECTIONS

            Subject to the terms of the Security Trust Deed, on each relevant Payment Date, the Trustee must apply the Interest Collections and the Principal Collections for the relevant Calculation Period in
            accordance with the SMHL Global Fund [   ]-[ ] Bond Terms.

      7.2   RIGHTS FOR REPAYMENT OF PRINCIPAL

            The rights of the Liquidity Noteholder to receive payment of or towards the Outstanding Principal Balance are subject to clause 6.3
            of the SMHL Global Fund [   ]-[ ] Bond Terms.

--------------------------------------------------------------------------------
8     NOTIFICATIONS OF CALCULATIONS ETC

      The Manager must, not later than two Banking Days before each relevant Payment Date advise the Trustee in writing of the Outstanding Principal Balance of all Liquidity Notes following the making of all payments to be made on that relevant Payment Date in accordance with the SMHL Global Fund
      [   ]-[ ] Bond Terms and this Supplementary Bond Terms Notice.

--------------------------------------------------------------------------------
9     NOTICE TO NOTEHOLDERS

            (a) (NOTICES): The Manager shall from time to time advise the Liquidity Noteholder of the Interest Amount, Principal Entitlement and Outstanding Principal Balance on the Liquidity Notes.

            (b) (METHOD OF NOTICES): A notice to the Liquidity Noteholder pursuant to clause 9(a) must be given in writing sent to the address or facsimile number of the Liquidity Noteholder then appearing in the Register.

            (c) (NON-RECEIPT): The Manager shall not be liable for the accidental omission to give to, or the non-receipt or late receipt by, the Liquidity Noteholder of a notice pursuant to this clause 9.

--------------------------------------------------------------------------------
10    RESTRICTION ON TRANSFER

      For the purposes of clause 8.1 of the Master Trust Deed the Liquidity Noteholder may not transfer any Liquidity Note without the prior written consent of the trustee for the time being of the Fund on whose behalf it holds Liquidity Notes, the Security Trustee and provided the Manager has received from each Designated Rating Agency a confirmation that there will be no adverse change to the rating of the Notes.

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                                                                         page 79
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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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11    RATING AGENCY REQUIREMENTS

      11.1  DESIGNATED RATING AGENCIES

            The Designated Rating Agencies for the Liquidity Notes are Moody's, S&P and Fitch Ratings.

      11.2  DESIGNATED RATINGS

            The Liquidity Notes are not rated and have no Designated Rating.

      11.3  INVESTMENT OF FUND

            The Trustee and the Manager must comply with the SMHL Global Fund
            [   ]-[ ] Bond Terms insofar as they relate to:

            (a) the investment of the Assets of the Fund in Authorised Investments; and

            (b) the exercise of their respective powers under the Master Trust Deed with respect to the setting of the rate of interest payable on or in respect of Loans secured by Mortgages comprised in the Assets of the Fund.

--------------------------------------------------------------------------------
12    MISCELLANEOUS

      12.1  BANKING DAY

            Where any determination, date, payment, matter or thing falls under this Supplementary Bond Terms Notice on a day which is not a Banking Day, then such determination, date, payment, matter or thing shall be done or extended to the first Banking Day thereafter.

      12.2 PROVISIONS OF THE MASTER TRUST DEED TO APPLY OTHER THAN AS SET OUT HEREIN

            Other than as expressly set out herein, or inconsistent with this Supplementary Bond Terms Notice, but subject to clause 12.3, the provisions of the Master Trust Deed shall apply to all Notes and to all Noteholders.

      12.3  LIMITATION OF LIABILITY

            Without derogating from the generality of clause 12.2 nothing in this Supplementary Bond Terms Notice shall, nor shall it be construed as, limiting or in any way affecting the full operation of clause 26 of the Master Trust Deed.

      12.4  KNOW YOUR CUSTOMER

            Subject to any confidentiality, privacy or general trust law obligations owed by the Trustee to Bondholders and any applicable confidentiality or privacy laws, except to the extent those obligations or laws are overridden by applicable anti-money laundering or counter-terrorism financing laws, each party hereto (INFORMATION PROVIDER) agrees to provide any information and documents reasonably required by another party hereto (INFORMATION RECEIVER) for the Information Receiver to comply with any applicable anti-money laundering or

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

            counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. The Information Receiver may, to the extent required by law, decline to perform its affected obligations under the Transaction Documents to which it is a party. Any Information Receiver receiving information and documents pursuant to this clause
            12.4 agrees to utilize such information and documents solely for the purpose of complying with applicable anti-money laundering or counter-terrorism financing laws.

      12.5  COMPLIANCE WITH REGULATION AB

            In relation to compliance with Regulation AB:

            (a) the Manager and the Trustee acknowledge and agree that the purpose of this clause 12.5 is to facilitate compliance by the Trustee in relation to the Securitisation Fund with the provisions of Regulation AB and related rules and regulations of the Commission to the extent applicable to the Trustee;

            (b) the Manager shall not exercise its right to request delivery of information or other performance under these provisions other than as required to comply with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder, including Regulation AB, with respect to the Securitisation Fund. The Manager shall not request the delivery of information or other performance under this clause
                  12.5 unless the Manager is required under the Exchange Act to file an annual report on Form 10-K with respect to the Securitisation Fund. The Manager and the Trustee acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Manager in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB; provided that, to the extent the Manager and the Trustee do not agree with respect to an interpretation of Regulation AB, the Manager and the Trustee shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the Manager and the Trustee, addressed to the Manager and the Trustee, stating the opinion of such counsel with respect to the interpretation of the relevant provision(s) of Regulation AB; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the Manager and the Trustee. In relation to the Securitisation Fund, the Trustee shall cooperate fully with the Manager to deliver to the Manager (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information within the control of the Trustee or for which the Trustee is responsible necessary in the good faith determination of the Manager to permit the Manager to comply with the provisions of Regulation AB, together with such disclosures relating to the Manager, the Trustee, any Subcontractor of the Trustee, the Loans, the servicing of the Loans or any other servicing activities within the meaning of
                  Item 1122 of Regulation AB, reasonably believed by the Manager to be necessary in order to effect such compliance;

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Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
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            (c)   the Manager (including any of its assignees or designees)
                  shall cooperate with the Trustee by providing timely notice of requests for information under these provisions following the Manager becoming aware that it is required under the Exchange Act to file an annual report on Form 10-K in any year and by reasonably limiting such requests to information required, in the Manager's reasonable judgment, to comply with Regulation AB;

            (d) the Trustee acknowledges and agrees that, to the extent the Manager reasonably determines, upon consultation with, and to the extent agreed with, the Trustee, that the Trustee is "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB, the Trustee will comply with the applicable requirements contained in clause 12.5(e) - (i); provided that, to the extent the Manager and the Trustee do not agree whether the Trustee is "participating in the servicing function" with respect to one or more Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund, the Manager and the Trustee shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the Manager and the Trustee, addressed to the Manager and the Trustee, stating whether, in the opinion of such counsel, the Trustee is "participating in the servicing function" with respect to such Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the Manager and the Trustee;

            (e)   on or before September 1 of each calendar year, commencing in
                  [     ], the Trustee shall upon the reasonable request of the
                  Manager:

                  (1) deliver to the Manager a report (in form and substance reasonably satisfactory to the Manager) regarding the Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding financial year ended June 30, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Manager and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Schedule A hereto and addressing, at a minimum, the criteria identified in Schedule B hereto as "Applicable Servicing Criteria", but only with respect to such of the Servicing Criteria that the Trustee performs;

                  (2) deliver to the Manager a report of a registered public accounting firm reasonably acceptable to the Manager that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                  (3) cause each Subcontractor of the Trustee (if any) determined by the Trustee pursuant to clause 12.5(f) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Manager an assessment of compliance and accountants' attestation as and when provided in clause 12.5(e)(1)

--------------------------------------------------------------------------------

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        and (2), but only with respect to such of the Servicing Criteria that such Subcontractor of the Trustee performs;

                  An assessment of compliance provided by a Subcontractor of the Trustee pursuant to clause 12.5(e)(3) need not address any elements of the Servicing Criteria other than those specified by the Trustee pursuant to clause 12.5(f), and need only address such of the Servicing Criteria that such Subcontractor performs;;

            (f)   in relation to the use of Subcontractors:

                  (1) the Trustee shall promptly upon the reasonable request of the Manager provide to the Manager (or any designee of the Manager) a written description (in form and substance satisfactory to the Manager) of the role and function of each Subcontractor utilized by the Trustee, specifying:

                        (A)   the identity of each such Subcontractor;

                        (B) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; and

                        (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause 12.5(f)(1)(B);

                  (2) as a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, (i) the Trustee shall cause any such Subcontractor used by the Trustee for the benefit of the Manager to comply with the provisions of clauses 12.5(e) - (i),
                        12.6 and 12.7 of this Supplementary Bond Terms Notice to the same extent as if such Subcontractor were the Trustee (provided that in the case of a Subcontractor of the Trustee, the obligations of such Subcontractor under clause 12.5(g) will be owed directly to the Manager and the Trustee will do all things reasonably necessary to cause the Subcontractor to owe such obligations directly to the Manager) and (ii) the Trustee shall obtain the written consent of the Manager (which is not to be unreasonably withheld or delayed) to the utilization of such Subcontractor. The Trustee shall be responsible for obtaining from each Subcontractor and delivering to the Manager any assessment of compliance and accountants' attestation required to be delivered by such Subcontractor under clause 12.5(e) - (i), in each case as and when required to be delivered;

            (g) the Trustee shall indemnify the Manager, and shall hold the Manager harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that it sustains directly as a result of:

                  (1) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this clause
                        12.5 by or on behalf of the Trustee, or provided under

--------------------------------------------------------------------------------

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        this clause 12.5 by or on behalf of any Subcontractor of the Trustee (collectively, the "Trustee Information"); provided that in the case of any untrue statement of a material fact contained or alleged to be contained in the accountant's letter, the Trustee will indemnify and hold harmless the Manager only to the extent of the sum that the Trustee recovers from the accounting firm providing such accountant's letter (which recovery the Trustee must if the Trustee in good faith determines the Trustee is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that the Trustee will not indemnify and hold harmless the Manager to the extent that the untrue statement of a material fact contained or alleged to be contained in the Trustee Information relates to information provided to the Trustee by the Manager or any other party to enable the Trustee to complete its duties under the Transaction Documents; or

                  (2) the omission or alleged omission to state in the Trustee Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that this clause 12.5(g)(2) shall be construed solely by reference to the Trustee Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Trustee Information or any portion thereof is presented together with or separately from such other information; provided, further, that in the case of the omission or alleged omission to state in an accountant's letter a material fact required to be stated in the accountant's letter or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Trustee will indemnify and hold harmless the Manager only to the extent of the sum that the Trustee recovers from the accounting firm providing such accountant's letter (which recovery the Trustee must if the Trustee in good faith determines the Trustee is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that the Trustee will not indemnify and hold harmless the Manager to the extent that the omission or alleged omission to state in the Trustee Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, relates to information provided to the Trustee by the Manager or any other party to enable the Trustee to complete its duties under the Transaction Documents; or

                  (3) any failure by the Trustee or any Subcontractor of the Trustee to deliver any information, report, certification, accountants' letter or other material when and as required under this clause 12.5, including any failure by the Trustee to disclose any non-compliance with any of the Servicing Criteria in a certification or

--------------------------------------------------------------------------------

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                        to identify pursuant to clause 12.5(f) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. In the case of any failure of performance described in clause 12.5(g)(3), the Trustee shall promptly reimburse the Manager, for all costs reasonably incurred by the Manager in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Trustee or any Subcontractor of the Trustee;

            (h) any failure by the Trustee or any Subcontractor of the Trustee to:

                  (1) deliver any information, report, certification, accountants' letter or other material when and as required under this clause 12.5, shall, except as provided in clause 12.5(h)(2), immediately and automatically, without notice or grace period, entitle the Manager, in its sole discretion:

                        (A) to remove the Trustee or direct the Trustee to remove the Subcontractor of the Trustee from the performance of any activities which the Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                        (B) to replace such party with respect to such activities, each at the expense of the Trustee, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to the Trustee; provided that to the extent that any provision of the Transaction Documents expressly provides for the survival of certain rights or obligations following termination of the Trustee, such provision shall be given effect;

                  (2) deliver any information, report, certification or accountants' letter when and as required under clause 12.5(e) - (i) or (except as provided below) any failure by the Trustee to identify pursuant to clause 12.5(f) any Subcontractor of the Trustee "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered, shall entitle the Manager, in its sole discretion:

                        (A) to remove the Trustee or direct the Trustee to remove the Subcontractor of the Trustee from the performance of any activities which the Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                        (B) to replace such party with respect to such activities, in the case of the Trustee or any Subcontractor of the Trustee, at the expense of the Trustee, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to the Trustee;

--------------------------------------------------------------------------------

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                              provided that to the extent that any provision of the Transaction Documents expressly provides for the survival of certain rights or obligations following termination of the Trustee, such provision shall be given effect; and

            (i) the Trustee shall promptly reimburse the Manager (or any designee of the Manager), for all reasonable expenses incurred by the Manager (or such designee), as such are incurred, in connection with the termination of the Trustee and the transfer of servicing activities within the meaning of Item 1122 of Regulation AB to a successor. The provisions of this clause 12.5(i) shall not limit whatever rights the Manager may have under other provisions of the Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

      12.6  DIRECTION OF CLAIMS BY THE MANAGER

            (a) If the Trustee is entitled to recover from the accounting firm providing the accountant's letter referred to in clause 12.5(g) by any action, proceeding, claim or demand ((for the purpose of this clause 12.6, a Claim), the Trustee must if the Trustee in good faith determines that it is entitled to do so after taking professional advice pursue such Claim and must promptly notify the Manager in writing of such Claim.

            (b) Upon notice to the Manager of any such Claim under clause 12.6(a), the Manager will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Trustee but approved by the Manager subject to the payment by the Trustee of all fees and expenses).

            (c) If the Trustee receives notice from the Manager of its election to direct the Claim and the Manager approves the legal advisers selected by the Trustee for the purposes of that Claim, the Trustee will not be liable to the Manager under this clause 12.6 for any fees or expenses subsequently incurred by the Manager in connection with the Claim unless the Trustee does not employ legal advisers approved by or on behalf of the Manager to represent the Manager within a reasonable time after notice of the Claim.

      12.7  DIRECTION OF DEFENCE OF CLAIMS

            (a) If any action, proceeding, claim or demand brought against the Manager in connection with (i) any untrue statement of a material fact contained or alleged to be contained in the Trustee Information referred to in clause 12.5(g) or (ii) the omission or alleged omission to state in the Trustee Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (for the purpose of this clause 12.7, a Claim), the Trustee will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Trustee but approved by the Manager subject to the payment by the Trustee of all fees and expenses).

            (b) If the Trustee notifies the Manager in writing of its election to direct the defence of a Claim brought against the Trustee and the Manager approves

--------------------------------------------------------------------------------

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

                  the legal advisers selected by the Trustee for the purposes of the defence of that Claim, the Trustee will not be liable to the Manager under this clause 12.7 for any fees or expenses subsequently incurred by the Manager in connection with the Claim against the Trustee unless the Trustee does not employ legal advisers approved by or on behalf of the Manager to represent the Trustee within a reasonable time after notice of the Claim.

            (c) If any Claim brought against the Trustee is settled with respect to the Trustee with the consent of the Manager or if there is a final judgement against the Trustee in relation to it, the Trustee agrees to indemnify and hold harmless the Manager from and against any loss or liability by reason of such settlement or judgement (other than any fees and expenses incurred in circumstances where the Trustee is not liable for them under clause 12.7(b), or any fees and expenses incurred in connection with any Claim brought against the Trustee that is settled with respect to the Trustee or compromised by the Trustee without the consent of the Manager (unless the Manager has unreasonably withheld its consent)).

--------------------------------------------------------------------------------
13    FINANCIAL DEFAULT

      For the purposes of the Securitisation Fund and all Transaction Documents relating to the Securitisation Fund, any failure by the Trustee to pay all or part of any Interest Amount on any relevant Payment Date other than the Final Maturity Date does not constitute a Financial Default or an Event of Default for the purposes of the Security Trust Deed.

--------------------------------------------------------------------------------
14    ATTORNEY

      The attorney executing this notice states that he or she has no notice of, alteration to, or revocation or suspension of, the power of attorney appointing that attorney.



DATED:   [             ]


SIGNED BY
ME PORTFOLIO MANAGEMENT LIMITED:
by its attorney in the
presence of:


--------------------------------                 -------------------------------
Witness                                          Attorney


--------------------------------                 -------------------------------
Name (please print)                              Name (please print)

--------------------------------------------------------------------------------

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

--------------------------------------------------------------------------------
SCHEDULE A - REPORT ON ASSESSMENT OF COMPLIANCE WITH REGULATION AB SERVICING CRITERIA

ME Portfolio Management Limited
Level 16
360 Collins Street
Melbourne  VIC  3000


[________________] (the "ASSERTING PARTY") is responsible for assessing
compliance as of June 30, [    ] and for the period from [                 ]
(date of issuance of SMHL Global Fund [   ]-[ ]) through June 30, [    ] (the
"REPORTING PERIOD") with the servicing criteria set forth in Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), except for criteria 229.1122(d)[insert section numbers in Regulation AB that are not applicable to Asserting Party] of the CFR, which have not been determined pursuant to the
transaction documents for the SMHL Global Fund [   ]-[ ] to be, and the
Asserting Party has concluded are not, servicing criteria that the Asserting Party performs, or in which the Asserting Party participates, in relation to
SMHL Global Fund [   ]-[ ] (the "APPLICABLE SERVICING CRITERIA"). This
assessment of compliance is provided in relation to SMHL Global Fund [   ]-[ ].

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria in
relation to SMHL Global Fund [   ]-[ ].

[____________], an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.



[NAME OF ASSERTING PARTY]


nDate:    __________________

By:

Name:    __________________

Title:   __________________


--------------------------------------------------------------------------------

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

--------------------------------------------------------------------------------
SCHEDULE B - SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

-----------------------------------------------------------------------------------------------------------------------------------
SERVICING CRITERIA                                                                                          APPLICABLE
                                                                                                            SERVICING
                                                                                                            CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
Reference                       Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)                  If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)                 Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)                   Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)                  Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)                 Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)                  The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)                   Each custodial account is maintained at a federally insured depository institution as set forth in
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SERVICING CRITERIA                                                                                          APPLICABLE
                                                                                                            SERVICING
                                                                                                            CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)                  Unissued checks are safeguarded so as to prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)                 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                                mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)                   Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                                agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)                  Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)                 Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)                  Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment,
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SERVICING CRITERIA                                                                                          APPLICABLE
                                                                                                            SERVICING
                                                                                                            CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------------
                                Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)                   Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)                  Mortgage loan and related documents are safeguarded as required by the transaction agreements
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)                 Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)                  Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)                   The Servicer's records regarding the mortgage loans agree with the
                                Servicer's records with respect to an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)                  Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)                 Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)                Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SERVICING CRITERIA                                                                                          APPLICABLE
                                                                                                            SERVICING
                                                                                                            CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)                  Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)                   Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)                  Payments made on behalf of an obligor (such as tax or insurance payments)
                                are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)                 Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)                 Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)                  Any external enhancement or other support, identified in Item 1114(a)(1)
                                through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

--------------------------------------------------------------------------------
SCHEDULE 2 - REPORT ON ASSESSMENT OF COMPLIANCE WITH REGULATION AB SERVICING CRITERIA

ME Portfolio Management Limited
Level 16
360 Collins Street
Melbourne  VIC  3000


[________________] (the "ASSERTING PARTY") is responsible for assessing
compliance as of June 30, [    ] and for the period from [                     ]
(date of issuance of SMHL Global Fund [   ]-[ ]) through June 30, [    ] (the
"REPORTING PERIOD") with the servicing criteria set forth in Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), except for criteria 229.1122(d)[insert section numbers in Regulation AB that are not applicable to Asserting Party] of the CFR, which have not been determined pursuant to the
transaction documents for the SMHL Global Fund [   ]-[ ] to be, and the
Asserting Party has concluded are not, servicing criteria that the Asserting Party performs, or in which the Asserting Party participates, in relation to
SMHL Global Fund [   ]-[ ] (the "APPLICABLE SERVICING CRITERIA"). This
assessment of compliance is provided in relation to SMHL Global Fund [   ]-[ ].

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria in
relation to SMHL Global Fund [   ]-[ ].

[____________], an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.



[NAME OF ASSERTING PARTY]


Date:    __________________

By:

Name:    __________________

Title:   __________________

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
Supplementary Bond Terms Notice: SMHL Global Fund [   ]-[ ] - Class A and Class
B Notes

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SCHEDULE 3 - SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

-----------------------------------------------------------------------------------------------------------------------------------
SERVICING CRITERIA                                                                                          APPLICABLE
                                                                                                            SERVICING
                                                                                                            CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
Reference                       Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
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1122(d)(1)(ii)                  If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
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1122(d)(1)(iii)                 Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
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1122(d)(1)(iv)                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
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                                Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)                   Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
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1122(d)(2)(ii)                  Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)                 Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
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1122(d)(2)(iv)                  The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
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1122(d)(2)(v)                   Each custodial account is maintained at a federally insured depository institution as set forth in the
-----------------------------------------------------------------------------------------------------------------------------------

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                                                                         page 94

-----------------------------------------------------------------------------------------------------------------------------------
SERVICING CRITERIA                                                                                          APPLICABLE
                                                                                                            SERVICING
                                                                                                            CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
                                Rule 13k-1(b)(1) of the Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)                  Unissued checks are safeguarded so as to prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)                 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                                mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)                   Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                                agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)                  Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)                 Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)                  Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment,
-----------------------------------------------------------------------------------------------------------------------------------

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                                                                         page 95

-----------------------------------------------------------------------------------------------------------------------------------
SERVICING CRITERIA                                                                                          APPLICABLE
                                                                                                            SERVICING
                                                                                                            CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------------
                                Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)                   Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)                  Mortgage loan and related documents are safeguarded as required by the transaction agreements
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)                 Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)                  Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)                   The Servicer's records regarding the mortgage loans agree with the
                                Servicer's records with respect to an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)                  Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)                 Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)                Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary
-----------------------------------------------------------------------------------------------------------------------------------

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                                                                         page 96

-----------------------------------------------------------------------------------------------------------------------------------
SERVICING CRITERIA                                                                                          APPLICABLE
                                                                                                            SERVICING
                                                                                                            CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)                  Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)                   Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)                  Payments made on behalf of an obligor (such as tax or insurance payments)
                                are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)                 Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)                 Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)                  Any external enhancement or other support, identified in Item 1114(a)(1)
                                through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

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